As filed with the Securities and Exchange Commission on June 25, 2020

1933 Act File No. 333-237878

1940 Act File No. 811-23565

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X] Registration Statement Under the Securities Act of 1933

[X] Pre-Effective Amendment No. 3

[  ] Post-Effective Amendment No. _

and

[X] Registration Statement Under the Investment Company Act of 1940

[X] Amendment No. 3

First Trust High Yield Opportunities 2027 Term Fund

Exact Name of Registrant as Specified in Declaration of Trust

120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(630) 765-8000

Registrant’s Telephone Number, including Area Code

W. Scott Jardine, Esq.

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Eric F. Fess, Esq. Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603	David E. Wohl, Esq. Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [  ]

It is proposed that this filing will become effective (check appropriate box)

    [  ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[  ] This amendment designates a new effective date for a previously filed registration statement.

[  ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is                       ..

_______________

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	36,250,000 shares	$20.00	$725,000,000	$94,105

(1)       Estimated solely for the purpose of determining the registration fee.

(2)       $87,615 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JUNE 25, 2020

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

                                             SHARES

              FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TERM FUND

                                 COMMON SHARES
                                $20.00 PER SHARE
                             ----------------------

      The Fund. First Trust High Yield Opportunities 2027 Term Fund (the "Fund")
is a newly organized, diversified, closed-end management investment company.

      Investment Objective. The Fund's investment objective is to provide current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund's investment strategies will be successful.

      Seven-Year Term. The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027
(the "Termination Date").

      Investment Strategies. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed
Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. Such securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans ("Senior Loans"). See "The Fund's
Investments--Investment Policies and Strategies." SECURITIES RATED BELOW
INVESTMENT GRADE ARE COMMONLY REFERRED TO AS "JUNK" OR "HIGH YIELD" SECURITIES
AND ARE CONSIDERED SPECULATIVE WITH RESPECT TO THE ISSUER'S CAPACITY TO PAY
INTEREST AND REPAY PRINCIPAL. See "Risks--Principal Risks--Credit and Below
Investment Grade Securities Risk." Below investment grade securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's (each, as defined below), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. The Fund's investments may include securities of issuers located in countries considered to be emerging markets. Investments in such emerging market securities entail additional risks.
See "Risks--Principal Risks--Emerging Markets Risk."

      Portfolio Holdings Disclosure. After the invest-up period and prior to the wind-down period, under normal market conditions, the Fund currently intends to disclose on its website (www.ftportfolios.com) its portfolio holdings on a daily basis.

                                               (continued on the following page)

      No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES
HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES
FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK OF LOSS DUE
TO THE DISCOUNT MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR COMMON
SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC
OFFERING. The Fund intends to apply to list its Common Shares on the New York
Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be "FTHY."

      THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT A
PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING, AND SHOULD BE RETAINED FOR
FUTURE REFERENCE. INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS
THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 29 OF THIS PROSPECTUS,
INCLUDING THE RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                                     PER SHARE      TOTAL (1)
                                                     ---------      ---------
     Public offering price                           $20.00         $
     Sales load (2)                                  $0.00          $0.00
     Proceeds to the Fund (3)                        $20.00         $
                                                       (notes on following page)

      The underwriters expect to deliver the Common Shares to purchasers on or
about         , 2020.

                                      MORGAN STANLEY
OPPENHEIMER & CO.        RBC CAPITAL MARKETS        STIFEL       BB&T Capital Markets
Alexander Capital, L.P.                B. Riley FBR         Brookline Capital Markets
D.A. Davidson & Co.                     Incapital             Janney Montgomery Scott
JonesTrading                        Ladenburg Thalmann                Maxim Group LLC
Newbridge Securities Corporation       Pershing LLC          Synovus Securities, Inc.
Wedbush Securities                                               Wintrust Investments

                 The date of this prospectus is          ,    .


(notes from previous page)

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales
       load and proceeds to the Fund will be $    , $0 and $    , respectively.
       See "Underwriters."

   (2) The Advisor (and not the Fund) has agreed to pay, from its own assets,
       (a) compensation of $0.40 per Common Share to the underwriters in connection with this offering, and separately (b) an upfront structuring and syndication fee to Morgan Stanley & Co. LLC,  an upfront fee to each of Oppenheimer & Co. Inc., RBC Capital Markets, LLC, Stifel, Nicolaus
       & Company, Incorporated and BB&T Capital Markets, a division of BB&T
       Securities, LLC, and may pay certain other qualifying underwriters and other dealers a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. See
       "Underwriters--Additional Compensation to be Paid by the Advisor."

   (3) The Advisor has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering, which are estimated to be $945,855 in the aggregate. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor. See
       "Summary of Fund Expenses."

(continued from previous page)

      "Managed Assets" means the average daily gross asset value of the Fund
(which includes assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).

      Investment Advisor. First Trust Advisors L.P. (the "Advisor") will be the
Fund's investment adviser. See "Management of the Fund" in this prospectus and
"Investment Advisor" in the Fund's Statement of Additional Information (the
"SAI").

      Seven-Year Term. On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio (to the extent possible) and retire or redeem its leverage facilities, unless the term is extended for one period of up to six months by a vote of the Fund's Board of
Trustees. The amount distributed to Common Shareholders at termination will be based on the Fund's net asset value ("NAV") at that time, which may be more or less than the public offering price.

      The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the
Termination Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and
such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

      Distributions. The Fund intends to pay monthly distributions to Common
Shareholders out of legally available funds. The Fund expects to declare its initial monthly distribution approximately 30 to 45 days following the completion of this offering and pay such initial monthly distribution approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate.

      From time to time, portions of the Fund's distributions may constitute a return of capital. A return of capital to Common Shareholders is a return of a portion of their original investment in the Fund and does not represent net income or profit. A return of capital would reduce a Common Shareholder's tax basis in its Common Shares, which could result in higher taxes when the Common
Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. See "Distributions" and "Federal Tax Matters."

      Use of Leverage. The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund's
Managed Assets. The costs associated with any issuance and use of leverage will be borne by Common Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage" and "Risks--Principal Risks--Leverage Risk."

      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares,
and retain it for future reference. The SAI, dated       , 2020, as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 66 of this prospectus, annual and semi-
annual reports to shareholders when available, and other information about the
Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187, or from the Fund's or the Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the
SAI (and other information regarding the Fund) from the Securities and Exchange
Commission's website (http://www.sec.gov).

      Beginning on January 1, 2021, as permitted by regulations adopted by the
SEC, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website
(www.ftportfolios.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

      THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND
ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY
INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                    TABLE OF
                                    CONTENTS

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS.
NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO
PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR
INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE
UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION
WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                       i

                      This page intentionally left blank.

                                       ii

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares of beneficial interest (the "Common Shares"). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), especially the information set forth in this prospectus under the heading "Risks."

THE FUND ...........  First Trust High Yield Opportunities 2027 Term Fund (the
                      "Fund") is a newly organized, diversified, closed-end
                      management investment company. See "The Fund."

THE OFFERING .......  The Fund is offering         Common Shares at $20.00 per
                      share through a group of underwriters (the "Underwriters")
                      led by Morgan Stanley & Co. LLC. You must purchase at
                      least 100 Common Shares in this offering. The Fund has
                      given the Underwriters an option to purchase up to
                      additional Common Shares within 45 days of the date of
                      this prospectus solely to cover over-allotments, if any.
                      The Advisor (as defined below) has agreed to pay
                      compensation of $0.40 per Common Share to the Underwriters in connection with this offering. The Advisor also has
                      agreed to pay all of the Fund's organizational expenses
                      and all offering costs associated with this offering. The
                      Fund is not obligated to repay any such organizational
                      expenses or offering costs paid by the Advisor. See
                      "Underwriters."

WHO MAY WANT
TO INVEST ..........  Investors should consider their financial situation and needs, other investments, investment goals and experience, time horizons, liquidity needs and risk tolerance before
                      investing in the Fund. An investment in the Fund is not
                      appropriate for all investors and is not intended to be a
                      complete investment program. The Fund is designed for
                      investment and not as a trading vehicle. The Fund may be
                      appropriate for investors who are seeking income with
                      significant credit risks with the following features and
                      potential benefits:

                          o   current income;

                          o   a defined term of seven years;

                          o   a diversified portfolio of high yield corporate
                              debt securities; and

                          o   access to the credit expertise of the First Trust
                              Leveraged Finance Investment Team at First Trust
                              Advisors L.P. ("First Trust" or the "Advisor").

PORTFOLIO HOLDINGS
DISCLOSURE .........  After the invest-up period and prior to the wind-down period, under normal market conditions, the Fund currently intends to disclose on its website (www.ftportfolios.com)
                      its portfolio holdings on a daily basis.

INVESTMENT
OBJECTIVE ..........  The Fund's investment objective is to provide current income. There can be no assurance that the Fund will
                      achieve its investment objective or that the Fund's
                      investment strategies will be successful.

                      The Fund intends to liquidate and distribute
                      substantially all of its net assets to shareholders on or
                      about August 1, 2027 (the "Termination Date").

INVESTMENT POLICIES
AND STRATEGIES .....  Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80%
                      of its Managed Assets (as defined below) in high yield
                      debt securities of any maturity that are rated below
                      investment grade at the time of purchase or unrated
                      securities determined by the Advisor to be of comparable
                      quality. Below investment grade securities are commonly
                      referred to as "junk bonds" or "junk securities". High
                      yield debt securities include U.S. and non-U.S. corporate
                      debt obligations (such as bonds and notes issued by
                      corporations and other business entities) and senior,
                      secured floating rate loans ("Senior Loans") (as well as
                      other types of instruments described in this prospectus
                      and the SAI and derivatives that provide comparable
                      economic exposure to the corporate debt market).


                      The corporate debt obligations in which the Fund may
                      invest are generally issued by U.S. and non-U.S. companies to borrow money from investors, typically to finance their operations. These obligations may be either secured or
                      unsecured. Holders of corporate debt obligations, as
                      creditors, have a prior legal claim over common and
                      preferred stockholders as to both income and assets of the issuer for the principal and interest due to them and may
                      have a prior claim over other creditors but are generally
                      subordinate to any existing lenders in the issuer's
                      capital structure. Interest on corporate debt obligations
                      may be fixed or floating, or such obligations may be zero
                      coupon fixed income securities which pay no interest.
                      Interest on corporate debt obligations is typically paid
                      semi-annually and is fully taxable to the security holder.
                      See "Risks--Principal Risks--Corporate Debt Obligations
                      Risk."

                      The Senior Loans in which the Fund may invest are
                      generally made to U.S. and non-U.S. corporations,
                      partnerships and other business entities. Senior Loans are generally secured with specific collateral and have a
                      claim on the assets and/or stock of the borrower that is
                      senior to that held by unsecured creditors, subordinated
                      debt holders and stockholders of the borrower. Senior
                      Loans pay interest at rates which are determined
                      periodically on the basis of a floating base lending rate, plus a risk premium. If the nationally recognized
                      statistical rating organizations ("NRSROs") assign
                      different ratings to the same Senior Loan, the Fund will
                      use the lowest available rating for purposes of its 80%
                      policy. See "Risks--Principal Risks--Senior Loan Risk."
                      Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be "covenant-lite." Such
                      loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Accordingly,
                      the Fund may have fewer rights against a borrower when it
                      invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to
                      investments in or exposure to loans with additional or
                      more conventional covenants. See "Risks--Principal
                      Risks--Other Risks Associated with Loans--Restrictive Loan
                      Covenants Risk."

                      The Fund's investments may include securities of issuers
                      located in countries considered to be emerging markets.
                      Investments in such emerging market securities entail
                      additional risks. See "Risks--Principal Risks--
                      Emerging Markets Risk." The Fund's investments also
                      may include defaulted or distressed securities--i.e.,
                      securities of companies whose financial condition is
                      troubled or uncertain and that may be involved in
                      bankruptcy proceedings, reorganizations or financial
                      restructurings. See "Risks--Principal Risks--Defaulted and
                      Distressed Securities Risk." For a further description of
                      the Fund's potential principal investments, see "The
                      Fund's Investments--Portfolio Composition."

                      In addition, under normal market conditions:

                      o   The Fund may invest up to 20% of its Managed Assets in
                          (i) investment grade corporate debt obligations, (ii)
                          U.S. and non-U.S. government debt securities, (iii)
                          warrants and equity securities, including common stock
                          and other equity securities acquired in connection
                          with the restructuring of the debt of an issuer, the
                          reorganization of a Senior Loan or as part of a
                          package of securities acquired together with the
                          Senior Loans of an issuer, and (iv) investment
                          companies.

                      o   The Fund will invest no more than 20% of its Managed
                          Assets in corporate debt obligations that, at the time
                          of purchase, either are rated "CCC+" or lower by
                          Standard & Poor's Ratings Services, a Standard &
                          Poor's Financial Services LLC business ("S&P"), or
                          Fitch Ratings, a part of the Fitch Group ("Fitch"), or
                          "Caa1" or lower by Moody's Investor Services, Inc.
                          ("Moody's"), or comparably rated by another NRSRO or,
                          if unrated, determined by the Advisor to be of
                          comparable quality. For purposes of this investment
                          policy, the highest available rating will be used.
                          See "Risks--Principal Risks-- Credit and Below
                          Investment Grade Securities Risk."

                      o   The Fund will invest no more than 25% of its Managed
                          Assets in any single industry in the corporate debt
                          market.


                      o   The Fund will not invest more than 5% of its Managed
                          Assets in securities issued by a single issuer, other
                          than securities issued by the U.S. government.

                      The Fund also may use certain credit derivatives to take
                      on additional credit risk and obtain exposure to the high
                      yield corporate debt market. These instruments, if used,
                      will be considered an investment in high yield debt
                      securities for purposes of the Fund's investment policy to invest, under normal market conditions, at least 80% of
                      its Managed Assets in high yield debt securities that are
                      rated below investment grade at the time of purchase or
                      unrated securities determined by the Advisor to be of
                      comparable quality. The Fund anticipates that total return swaps and credit default swaps will be the primary type of credit derivatives used to gain such exposure to high
                      yield debt securities as part of its investment strategy.
                      See "Risks--Principal Risks--Total Return Swaps Risk" and
                      "Risks--Principal Risks--Credit Default Swaps Risk." The
                      Fund's use of total return swaps, credit default swaps and other derivative transactions other than for hedging
                      purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's Managed
                      Assets. If the exposure to the underlying instrument of a
                      derivative position of the Fund is negated or offset by
                      another derivative position of the Fund providing exposure to the same underlying instrument, the Fund will include
                      only the net amount of the exposure for purposes of
                      calculating the foregoing limitation. The Fund also may
                      enter into futures contracts and options on futures
                      contracts, and may, but is not required to, use various
                      other derivative transactions to seek to manage the risks
                      of the Fund's portfolio securities or for other purposes
                      to the extent the Advisor determines that the use of such
                      transactions is consistent with the Fund's investment
                      objective, policies and applicable regulatory
                      requirements.

                      During temporary defensive periods, the period in which
                      the net proceeds of the offering of Common Shares are
                      first being invested or the period in which the Fund is
                      approaching its Termination Date (i.e., the "wind-down"
                      period during which the Fund may begin liquidating its
                      portfolio in anticipation of the Termination Date; which
                      period is expected to begin six months prior to the
                      Termination Date), the Fund may deviate from its
                      investment policies and objective. During such periods,
                      the Fund may invest up to 100% of its Managed Assets in
                      cash or short-term investments, including high quality,
                      short-term securities, or may invest in short- or
                      intermediate-term U.S. Treasury securities. There can be
                      no assurance that such techniques will be successful.
                      Accordingly, during such periods, the Fund may not achieve its investment objective.

                      "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the
                      Fund's preferred shares of beneficial interest ("Preferred
                      Shares"), if any, and the principal amount of any
                      borrowings or commercial paper or notes issued by the
                      Fund), minus the sum of the Fund's accrued and unpaid
                      dividends on any outstanding Preferred Shares and accrued
                      liabilities (other than the principal amount of any
                      borrowings of money incurred or of commercial paper or
                      notes issued by the Fund). For purposes of determining
                      Managed Assets, the liquidation preference of the
                      Preferred Shares would not be treated as a liability.

                      Percentage limitations described in this prospectus are
                      as of the time of investment by the Fund and may be
                      exceeded on a going-forward basis as a result of credit
                      rating downgrades or market value fluctuations of the
                      Fund's portfolio securities.

                      Unless otherwise specified, the investment policies and
                      limitations of the Fund are not considered to be
                      fundamental by the Fund and can be changed without a vote
                      of the holders of the Common Shares ("Common
                      Shareholders") upon 60 days' prior written notice to
                      shareholders. The Fund's investment objective and certain
                      investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed
                      without approval of the holders of a "majority of the
                      outstanding voting securities" of the Fund, as defined in
                      the Investment Company Act of 1940, as amended (the "1940
                      Act"), which includes Common Shares and Preferred Shares,
                      if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a
                      single class.


INVESTMENT
ADVISOR ............  First Trust Advisors L.P. will be the Fund's investment adviser and will be responsible for the day-to-day
                      management of the Fund's portfolio, managing the Fund's
                      business affairs and providing certain clerical,
                      bookkeeping and other administrative services.
                      First Trust, a registered investment adviser, is an
                      Illinois limited partnership formed in 1991. It serves as
                      investment adviser or portfolio supervisor to investment
                      portfolios with approximately $127 billion in assets,
                      which it managed or supervised as of April 30, 2020. See
                      "Management of the Fund" in this prospectus and
                      "Investment Advisor" in the SAI.

INVESTMENT
PHILOSOPHY
AND PROCESS ........  The investment philosophy for the Advisor's Leveraged
                      Finance Investment Team is based on the belief that deep
                      fundamental credit analysis performed by a highly
                      experienced credit team, within a risk managed framework,
                      will generate higher absolute and risk-adjusted returns
                      in high yield debt strategies. The team's core framework
                      is designed around capturing yield and seeking to avoid
                      loss. This investment philosophy is expressed by the team
                      through an investment process that combines rigorous
                      bottom-up fundamental credit analysis and disciplined
                      portfolio construction. Risk management is a critical
                      component of the entire process and is embedded in both
                      the fundamental credit analysis and portfolio
                      construction.

                      Fundamental credit analysis involves the evaluation of
                      the macro-economy, industry trends, consistency of cash
                      flows, collateral coverage and management quality. The
                      Advisor's key considerations of portfolio construction
                      include relative value assessment, portfolio
                      diversification, issuer liquidity and continuous
                      monitoring. Through fundamental credit analysis, the
                      Advisor's Leveraged Finance Investment Team can position
                      the Fund's portfolio in high yield debt securities that
                      the Advisor believes provide the most attractive
                      opportunities in the market. See "The Fund's
                      Investments--Investment Philosophy and Process."

SEVEN-YEAR TERM ....  The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio
                      (to the extent possible), retire or redeem its leverage
                      facilities, and distribute all its liquidated net assets
                      to Common Shareholders of record. However, if the Board of
                      Trustees determines it is in the best interest of the
                      shareholders to do so, upon provision of at least 60 days'
                      prior written notice to shareholders, the Fund's term may
                      be extended, and the Termination Date deferred, for one
                      period of up to six months by a vote of the Board of
                      Trustees. In determining whether to extend the Fund's term beyond the Termination Date, the Board of Trustees may
                      consider the inability to sell the Fund's assets in a time frame consistent with termination due to lack of market
                      liquidity or other extenuating circumstances.
                      Additionally, the Board of Trustees may determine that
                      market conditions are such that it is reasonable to
                      believe that, with an extension, the Fund's remaining
                      assets will appreciate and generate income in an amount
                      that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

                      The Fund's final distribution to Common Shareholders will
                      be based upon the Fund's net asset value ("NAV") on the
                      Termination Date, and initial investors and any investors
                      that purchase Common Shares after the completion of this
                      offering (particularly if their purchase price differs
                      meaningfully from the original offering price) may
                      receive more or less in such final distribution than the
                      amount of their original investment. The Fund will make a
                      distribution on or about the Termination Date of all cash
                      raised from the liquidation of the Fund's assets at that
                      time. However, if the Fund is not able to liquidate all
                      of its assets prior to that distribution (for example,
                      because one or more portfolio securities are in workout
                      or receivership on the Termination Date), or to the
                      extent accrued but unpaid interest on the liquidated
                      portfolio securities will be made following such
                      distribution, subsequent to that distribution, the Fund
                      may make one or more small additional distributions of
                      any cash received from ultimate liquidation of those
                      assets and from payment of such accrued interest. The
                      Fund expects that the total of such liquidating
                      distributions, including any additional subsequent


                      distributions, will equal the Fund's NAV on the
                      Termination Date, but the actual total may be more or
                      less than that NAV, depending on the ultimate results of
                      those post-Termination Date asset liquidations.

                      The Fund's NAV on the Termination Date will depend upon a
                      variety of factors, including the performance of the
                      Fund's portfolio over the life of the Fund and the
                      amounts of income or gains retained by the Fund that
                      otherwise would have been paid out as income dividends or
                      capital gain distributions over the life of the Fund, and
                      the amount of any taxes paid on such retained amounts.

                      Interest rates, including yields on below investment grade securities (which are commonly referred to as "junk" or
                      "high yield" securities), tend to vary with maturity.
                      Securities with longer maturities tend to have higher
                      yields than otherwise similar securities having shorter
                      maturities. To the extent the average effective maturity
                      of the Fund's portfolio shortens as the Fund approaches
                      its Termination Date, shareholders should expect that the
                      average portfolio yield will also fall during such period.
                      Consequently, the Fund's dividend rate may need to be
                      reduced over time as the yield on portfolio securities
                      declines as they are sold and either not replaced or
                      replaced by lower-yielding securities; and as the
                      portfolio is liquidated prior to and in anticipation of
                      the Termination Date, as described above. See
                      "Risks--Principal Risks--Seven-Year Term Risk."

                      The Fund is not a so called "target date" or "life cycle"
                      fund whose asset allocation becomes more conservative
                      over time as its target date, often associated with
                      retirement, approaches. In addition, the Fund is not a
                      "target term" fund whose investment objective is to
                      return its original NAV on the termination date. The
                      Fund's investment objective and policies are not designed
                      to seek to return to investors that purchase Common
                      Shares in this offering their initial investment of
                      $20.00 per Common Share on the Termination Date, and such
                      investors and investors that purchase Common Shares after
                      the completion of this offering may receive more or less
                      than their original investment upon termination. See
                      "Certain Provisions in the Declaration of Trust and
                      By-Laws."

USE OF LEVERAGE ....  The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund initially
                      anticipates that, under normal market conditions, it will
                      employ leverage through borrowings from banks or other
                      financial institutions in an amount equal to approximately
                      30% of the Fund's Managed Assets. The Fund does not
                      currently anticipate it will issue Preferred Shares within
                      12 months of the date of this prospectus. The Fund also
                      may enter into derivative and other transactions that have the economic effect of leverage. Economic leverage exists
                      when the Fund seeks the right to a return on a capital
                      base that exceeds the investment which the Fund has
                      contributed to the instrument seeking a return. This
                      prospectus refers to the combination of such economic
                      leverage and the Fund's senior securities (as defined
                      under the 1940 Act) as "effective leverage." Under normal
                      market conditions, the Fund will seek to limit its overall effective leverage to 40% of its Managed Assets.

                      In general, the Fund is prohibited from engaging in most
                      forms of leverage representing indebtedness unless
                      immediately after the issuance of such leverage the Fund
                      has satisfied the asset coverage requirement with respect
                      to senior securities representing indebtedness prescribed
                      by the 1940 Act--i.e., the value of the Fund's total
                      assets, less all liabilities and indebtedness not
                      represented by senior securities (for these purposes,
                      "total net assets"), is at least 300% of the senior
                      securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund's total net assets,
                      including assets attributable to such leverage). In
                      addition, the Fund is not permitted to declare any cash
                      dividend or other distribution on its Common Shares
                      unless, at the time of such declaration, this asset
                      coverage requirement is satisfied. The Fund may (but is
                      not required to) cover its commitments under its
                      derivative and other transactions by segregating liquid
                      assets, or by entering into offsetting transactions or
                      owning positions covering its obligations. To the extent
                      these instruments are so covered, they will not be
                      considered "senior securities" under the 1940 Act and
                      therefore will not be subject to the 300% asset coverage


                      requirement of the 1940 Act otherwise applicable to forms
                      of senior securities representing indebtedness used by the
                      Fund. However, the Securities and Exchange Commission has
                      proposed a new rule that could further limit or otherwise
                      alter the Fund's ability to use certain derivative and
                      other transactions. See "Risks--Principal Risks--Risks of
                      Investing in Derivative Transactions." Moreover, even if
                      such derivative and other transactions of the Fund are
                      covered, they could represent a form of economic leverage
                      and create special risks. See "Risks--Principal
                      Risks--Leverage Risk."

                      The Fund will seek to use leverage opportunistically and
                      may determine to increase, decrease, or eliminate its use
                      of leverage over time and from time to time based on
                      various considerations, including the yield curve
                      environment, interest rate trends, market conditions and
                      time remaining until the Termination Date. There is no
                      assurance that borrowings or other forms of leverage will
                      in fact be established or be maintained in the future. If
                      and when leverage is used, there is no assurance that the
                      Fund's leveraging strategies will be successful. The use
                      of leverage will increase the volatility of the
                      performance of the Fund's investment portfolio and could
                      result in the Fund experiencing greater losses than if
                      leverage was not used. The net proceeds the Fund obtains
                      from the use of leverage will be invested in accordance
                      with the Fund's investment objective and policies as
                      described in this prospectus. So long as the rate of
                      return, net of applicable Fund expenses, on the
                      investments purchased by the Fund from leverage proceeds
                      exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment
                      return greater than it would if it were not leveraged,
                      although the use of leverage also may result in losses
                      greater than if the Fund had not used leverage.

                      Leveraging is a speculative technique and there are
                      special risks and costs involved. See "Risks--Principal
                      Risks--Leverage Risk." The Fund cannot assure you that the use of leverage, including through borrowings and/or the
                      use of derivatives will result in a higher investment
                      return on the Common Shares, and it may result in losses.
                      When leverage is used, the NAV and market price of the
                      Common Shares and the yield to Common Shareholders will be more volatile. In addition, the leverage costs will be
                      borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. See "Summary
                      of Fund Expenses." Any senior securities issued by the
                      Fund will have seniority over the Common Shares and,
                      therefore, have complete priority upon distribution of
                      assets over the Common Shares.

                      Because the management fee received by the Advisor is
                      based on Managed Assets (which includes assets
                      attributable to the Fund's borrowings and other forms of
                      leverage, such as the Fund's derivative instruments),
                      there is a financial incentive for the Advisor to cause
                      the Fund to use leverage, which creates a conflict of
                      interest between the Advisor and the Common Shareholders.
                      See "Risks--Principal Risks--Potential Conflicts of
                      Interest Risk."

DISTRIBUTIONS ......  The Fund intends to distribute monthly all or a portion of its net investment income to Common Shareholders (after
                      the payment of interest and/or dividends in connection
                      with leverage). In addition, the Fund intends to
                      distribute any net long-term capital gains, if any, to
                      Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial monthly distribution is expected to be declared approximately 30 to 45 days after
                      the completion of this offering and paid approximately 60
                      to 90 days after the completion of this offering,
                      depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will
                      automatically have their monthly distributions reinvested
                      in Common Shares through the Fund's dividend reinvestment
                      plan. See "Dividend Reinvestment Plan." The Fund reserves
                      the right to change its distribution policy and the basis
                      for establishing the rate of its monthly distributions at
                      any time upon notice to shareholders.

                      From time to time, portions of the Fund's distributions
                      may constitute a return of capital. A return of capital to
                      Common Shareholders is a return of a portion of their
                      original investment in the Fund and does not represent net income or profit. A return of capital would reduce a


                      Common Shareholder's tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder
                      sells such Common Shares. This may cause the Common
                      Shareholder to owe taxes even if it sells Common Shares
                      for less than the original purchase price of such Common
                      Shares. See "Distributions" and "Federal Tax Matters."

CUSTODIAN,
ADMINISTRATOR, FUND
ACCOUNTANT AND
TRANSFER AGENT .....  The Fund has retained The Bank of New York Mellon ("BNY")
                      as custodian, administrator and fund accountant and
                      Computershare Trust Company, N.A. as transfer agent for
                      the Fund. The Advisor and the Board of Trustees will be
                      responsible for overseeing the activities of the
                      custodian, administrator, fund accountant and transfer
                      agent. See "Custodian, Administrator, Fund Accountant and
                      Transfer Agent."

LISTING ............  The Fund intends to apply to list the Common Shares on the
                      New York Stock Exchange. The trading or ticker symbol of
                      the Common Shares is expected to be "FTHY."

CLOSED-END
STRUCTURE ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual
                      funds) in that closed-end funds generally list their
                      shares for trading on a securities exchange and do not
                      redeem their shares at the option of the shareholder. By
                      comparison, mutual funds issue securities redeemable at
                      NAV at the option of the shareholder and typically engage
                      in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that
                      can complicate portfolio management, whereas closed-end
                      funds can generally stay more fully invested in securities consistent with the closed-end fund's investment
                      objective(s) and policies. In addition, in comparison to
                      open-end funds, closed-end funds have greater flexibility
                      in their ability to make certain types of investments,
                      including investments in illiquid securities.

                      Shares of closed-end funds listed for trading on a
                      securities exchange frequently trade at a discount from
                      NAV, but in some cases trade at a premium. The market
                      price of such shares may be affected by factors such as
                      NAV, dividend or distribution levels and their stability
                      (which will in turn be affected by levels of dividend and
                      interest payments by the fund's portfolio holdings, the
                      timing and success of the fund's investment strategies,
                      regulations affecting the timing and character of fund
                      distributions, fund expenses and other factors), supply
                      of and demand for the shares, trading volume of the
                      shares, general market, interest rate and economic
                      conditions and other factors beyond the control of the
                      closed-end fund. The foregoing factors, among others, may
                      result in the market price of the Common Shares being
                      greater than, less than or equal to NAV. See "Structure
                      of the Fund; Common Share Repurchases and Conversion to
                      Open-End Fund."

FEDERAL TAX
MATTERS ............  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current
                      and accumulated earnings and profits, as calculated for
                      U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders.
                      Distributions of net capital gain that are designated by
                      the Fund as capital gain dividends will be treated as
                      long-term capital gains in the hands of Common
                      Shareholders receiving such distributions. See "Federal
                      Tax Matters."

SUMMARY OF
PRINCIPAL RISKS ....  RISK IS INHERENT IN ALL INVESTING. The principal risks of investing in the Fund are summarized below. There may be
                      circumstances that could prevent the Fund from achieving
                      its investment objective and you may lose money by
                      investing in the Fund. You should carefully consider the
                      Fund's investment risks before deciding whether to invest
                      in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal
                      Deposit Insurance Corporation or any other government
                      agency.

                      For a more complete discussion of the risks of investing
                      in the Fund, see "Risks" beginning on page 29. Shareholders should consider carefully the following principal risks
                      before investing in the Fund.


                      No Operating History. The Fund is a newly organized,
                      diversified, closed-end management investment company with no operating history.

                      Investment and Market Risk. An investment in the Common
                      Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like
                      other market investments, may move up or down, sometimes
                      rapidly and unpredictably. Accordingly, an investment in
                      the Fund's Common Shares is subject to investment risk,
                      including the possible loss of the entire amount that you
                      invest. Your Common Shares at any point in time may be
                      worth less than your original investment, even after
                      taking into account the reinvestment of Fund dividends and distributions.

                      Market Discount from Net Asset Value Risk. Shares of
                      closed-end investment companies frequently trade at a
                      discount from their NAV. This characteristic is a risk
                      separate and distinct from the risk that the Fund's NAV
                      could decrease as a result of its investment activities
                      and may be greater for investors expecting to sell their
                      Common Shares in a relatively short period of time
                      following completion of this offering. Because the market
                      price of the Common Shares will be determined by factors
                      such as NAV, dividend and distribution levels and their
                      stability (which will in turn be affected by levels of
                      dividend and interest payments by the Fund's portfolio
                      holdings, the timing and success of the Fund's investment
                      strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors),
                      supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and
                      economic conditions and other factors beyond the control
                      of the Fund, the Fund cannot predict whether or when the
                      Common Shares will trade at, below or above NAV or at,
                      below or above the initial public offering price.

                      General Economic and Market Conditions. The success of the
                      Fund's activities may be affected by general economic and
                      market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in
                      laws and national and international political
                      circumstances.

                      Recent Market Circumstances. The Fund (as well as its
                      service providers) may be adversely affected by
                      uncertainties and events around the world, such as
                      epidemics and pandemics, including the spread of
                      infectious illness or other public health issues, natural
                      disasters, terrorism and other conflicts, social unrest,
                      political developments, and changes in government
                      policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other
                      developments in the laws and regulations of the countries
                      in which it invests.

                      A recent outbreak of a virus, named "SARS-CoV-2"
                      (sometimes referred to as the "corona virus" and
                      abbreviated as "COVID-19"), has adversely impacted global
                      commercial activity and has contributed to significant
                      volatility in certain financial markets. There are no
                      comparable recent events in the United States that provide guidance as to the effect of the spread of COVID-19 and a
                      potential pandemic on the economy as a whole and,
                      consequently, the Fund. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus
                      measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it
                      cannot be determined at this time whether such stimulus
                      measures will have a stabilizing economic effect.

                      As a result of these recent market circumstances, the
                      markets for credit instruments are currently experiencing
                      deteriorating conditions that could cause periods of
                      extreme illiquidity and volatility. These conditions may
                      exist for a prolonged period of time and could recur from
                      time to time in the future. Such periods may be subject to market uncertainty and consequent repricing risk that
                      could lead to market imbalances of sellers and buyers,
                      which in turn could result in significant valuation
                      uncertainties in a variety of debt securities and also
                      result in sudden and significant valuation declines in the
                      Fund's holdings. Illiquidity and volatility in the credit
                      markets may directly and adversely affect the setting of
                      dividend rates on the Fund's Common Shares.


                      Government Intervention in Financial Markets Risk. The
                      instability in the financial markets in the recent past
                      led the U.S. government and foreign governments to take a
                      number of unprecedented actions designed to support
                      certain financial institutions and segments of the
                      financial markets that experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state
                      governments and foreign governments, their regulatory
                      agencies or self-regulatory organizations may take
                      additional actions that affect the regulation of the
                      securities in which the Fund invests, or the issuers of
                      such securities, in ways that are unforeseeable and on an
                      "emergency" basis with little or no notice with the
                      consequence that some market participants' ability to
                      continue to implement certain strategies or manage the
                      risk of their outstanding positions will be suddenly
                      and/or substantially eliminated or otherwise negatively
                      implicated. Given the complexities of the global financial markets and the limited time frame within which
                      governments have been able to take action, these
                      interventions have sometimes been unclear in scope and
                      application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously
                      successful investment strategies.

                      Credit and Below Investment Grade Securities Risk. Credit
                      risk is the risk that an issuer or counterparty will fail
                      to pay its obligations to the Fund when they are due. If
                      an investment's issuer or counterparty fails to pay
                      interest or otherwise fails to meet its obligations to the
                      Fund, the Fund's income might be reduced and the value of
                      the investment might fall or be lost entirely. The values
                      of securities also may decline for a number of other
                      reasons that relate directly to the issuer, such as
                      management performance, financial leverage and reduced
                      demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the
                      value of its assets. Credit risk of a security may change
                      over time, and securities which are rated by rating
                      agencies may be subject to downgrade, which may have an
                      indirect impact on the market price of securities.

                      Below investment grade securities are securities rated
                      below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's,
                      or comparably rated by another NRSRO or, if unrated,
                      determined by the Advisor to be of comparable credit
                      quality at the time of purchase. Below investment grade
                      securities are commonly referred to as "junk" or "high
                      yield" securities and are considered speculative with
                      respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in
                      market value due to adverse economic and business
                      developments. High yield securities are often unsecured
                      and subordinated to other creditors of the issuer. The
                      market values for high yield securities tend to be very
                      volatile, and these securities are generally less liquid
                      than investment grade securities. For these reasons, an
                      investment in the Fund is subject to the following
                      specific risks: (i) increased price sensitivity to
                      changing interest rates and to a deteriorating economic
                      environment; (ii) greater risk of loss due to default or
                      declining credit quality; (iii) adverse company specific
                      events more likely to render the issuer unable to make
                      interest and/or principal payments; (iv) negative
                      perception of the high yield market which may depress the
                      price and liquidity of high yield securities; (v)
                      volatility; and (vi) illiquidity.

                      The secondary market for high yield securities may not be
                      as liquid as the secondary market for more highly rated
                      securities, a factor which may have an adverse effect on
                      the Fund's ability to dispose of a particular security.
                      Under adverse market or economic conditions, the secondary market for high yield securities could contract further,
                      independent of any specific adverse changes in the
                      condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more
                      difficult to sell these securities or may be able to sell
                      the securities only at prices lower than if such
                      securities were widely traded.

                      Debt Securities Risk. In addition to certain of the other
                      risks described herein such as interest rate risk and
                      credit risk, debt securities generally also are subject to the following risks:

                          o   Redemption Risk--Debt securities sometimes contain
                              provisions that allow for redemption in the event
                              of tax or security law changes in addition to call


                              features at the option of the issuer. In the event
                              of a redemption, the Fund may not be able to
                              reinvest the proceeds at comparable rates of
                              return.

                          o   Extension Risk--This is the risk that if interest
                              rates rise, repayments of principal on certain
                              debt securities, including, but not limited to,
                              floating rate loans, may occur at a slower rate
                              than expected and the expected maturity of those
                              securities could lengthen as a result.

                          o   Liquidity Risk--Certain debt securities may be
                              substantially less liquid than many other
                              securities, such as U.S. Government securities or
                              common shares or other equity securities.

                          o   Spread Risk--Wider credit spreads and decreasing
                              market values typically represent a deterioration
                              of the debt security's credit soundness and a
                              perceived greater likelihood or risk of default by
                              the issuer.

                          o   Limited Voting Rights--Debt securities typically
                              do not provide any voting rights, except in some
                              cases when interest payments have not been made
                              and the issuer is in default. Even in such cases,
                              such rights may be limited to the terms of the
                              debenture or other agreements.

                          o   Prepayment/Reinvestment Risk--Many types of debt
                              securities, including floating rate loans, may
                              reflect an interest in periodic payments made by
                              borrowers. Although debt securities and other
                              obligations typically mature after a specified
                              period of time, borrowers may pay them off sooner.
                              The effect of prepayments on the price of a
                              security may be difficult to predict and may
                              increase the security's price volatility. Income
                              from the Fund's portfolio may decline when the
                              Fund invests the proceeds from investment income,
                              sales of portfolio securities or matured, traded
                              or called debt obligations. A decline in income
                              received by the Fund from its investments is
                              likely to have a negative effect on the dividend
                              levels and market price, NAV and/or overall return
                              of the Common Shares.

                      Corporate Debt Obligations Risk. The market value of
                      corporate debt obligations generally may be expected to
                      rise and fall inversely with interest rates. The market
                      value of corporate debt obligations also may be affected
                      by factors directly related to the issuer, such as
                      investors' perceptions of the creditworthiness of the
                      issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management
                      of the issuer, the issuer's capital structure and use of
                      financial leverage and demand for the issuer's goods and
                      services. There is a risk that the issuers of corporate
                      debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an
                      instrument.

                      Senior Loan Risk. Senior Loans are subject to the risk of
                      payment defaults of scheduled interest or principal. Such
                      payment defaults would result in a reduction of income to
                      the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a
                      sudden and significant increase in market interest rates
                      may increase the risk of payment defaults and cause a
                      decline in the value of these investments and in the
                      Fund's NAV. Other factors (including, but not limited to,
                      rating downgrades, credit deterioration, a large downward
                      movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce
                      liquidity) can reduce the value of Senior Loans and other
                      debt obligations, impairing the Fund's NAV. If a borrower
                      under a Senior Loan defaults or goes into bankruptcy, the
                      Fund may recover only a fraction of what is owed on the
                      Senior Loan or nothing at all.

                      Senior Loans are structured as floating rate instruments
                      in which the interest rate payable on the obligation
                      fluctuates with interest rate changes. As a result, the
                      yield on Senior Loans will generally decline in a falling
                      interest rate environment, causing the Fund to experience
                      a reduction in the income it receives from a Senior Loan.
                      In addition, the market value of Senior Loans may fall in
                      a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag
                      between the rise in interest rates and the reset.

                                       10

                      Although the Senior Loans in which the Fund will invest
                      will be secured by collateral, there can be no assurance
                      that such collateral could be readily liquidated or that
                      the liquidation of such collateral would satisfy the
                      borrower's obligation in the event of non-payment of
                      scheduled interest or principal. In the event of a decline in the value of the already pledged collateral, if the
                      terms of the Senior Loan do not require the borrower to
                      pledge additional collateral, the Fund will be exposed to
                      the risk that the value of the collateral will not at all
                      times equal or exceed the amount of the borrower's
                      obligations under the Senior Loans. Senior Loans that are
                      under-collateralized involve a greater risk of loss. In
                      the event of the bankruptcy or insolvency of a borrower,
                      the Fund could experience delays or limitations with
                      respect to its ability to realize the benefits of the
                      collateral securing a Senior Loan. To the extent that a
                      Senior Loan is collateralized by stock in the borrower or
                      its subsidiaries, such stock may lose some or all of its
                      value in the event of the bankruptcy or insolvency of the
                      borrower.

                      If a borrower defaults on a collateralized Senior Loan,
                      the Fund may receive assets other than cash or securities
                      in full or partial satisfaction of the borrower's
                      obligation under the Senior Loan. Those assets may be
                      illiquid, and the Fund might not be able to realize the
                      benefit of the assets for legal, practical or other
                      reasons.

                      Some Senior Loans are subject to the risk that a court,
                      pursuant to equitable subordination or other similar laws, could subordinate the Senior Loans to presently existing
                      or future indebtedness of the borrower or take other
                      action detrimental to lenders, such as the Fund. Such
                      court action could under certain circumstances include
                      invalidation of Senior Loans. If legislation or state or
                      federal regulations impose additional requirements or
                      restrictions on the ability of financial institutions to
                      make loans, the availability of Senior Loans for
                      investment by the Fund may be adversely affected.

                      The Fund may acquire Senior Loans through participations
                      or assignments. The purchaser of a participation typically succeeds to all the rights and obligations of the
                      participating institution and becomes a lender under the
                      credit agreement with respect to the debt obligation;
                      however, the purchaser's rights can be more restricted
                      than those of the participating institution, and the Fund
                      may not be able to unilaterally enforce all rights and
                      remedies under the loan and with regard to any associated
                      collateral.

                      Interest Rate Risk. Generally, when market interest rates
                      rise, prices of debt securities fall, and vice versa.
                      Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of
                      increases in market interest rates. This risk may be
                      greater in the current market environment because, as of
                      the date of this prospectus, certain interest rates are at or near historic lows. Therefore, there is a risk that
                      interest rates will rise, which will likely cause the
                      Fund's debt security prices to fall.

                      Seven-Year Term Risk. The Fund intends to terminate on or
                      about the Termination Date. Because the assets of the Fund will be liquidated in connection with the termination, the
                      Fund may be required to sell portfolio securities when it
                      otherwise would not, including at times when market
                      conditions are not favorable, which may cause the Fund to
                      lose money. In particular, the Fund's portfolio may still
                      have significant remaining average maturity and duration,
                      and large exposures to lower-quality credits, as the
                      Termination Date approaches, and if interest rates are
                      high (and the value of lower-quality fixed-income
                      securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination,
                      the losses due to portfolio liquidation may be
                      significant. Moreover, as the Fund approaches the
                      Termination Date, its portfolio composition may change as
                      more of its portfolio holdings are called or sold, which
                      may cause the returns to decrease and the NAV of the
                      Common Shares to fall. Rather than reinvesting the
                      proceeds of matured, called or sold securities, the Fund
                      may distribute the proceeds in one or more liquidating
                      distributions prior to the final liquidation, which may
                      cause fixed expenses to increase when expressed as a
                      percentage of assets under management, or the Fund may
                      invest the proceeds in lower yielding securities or hold
                      the proceeds in cash, which may adversely affect its
                      performance.

                                       11

                      Because the Fund will invest in below investment grade
                      securities (which are commonly referred to as "junk" or
                      "high yield" securities), it may be exposed to the greater potential for an issuer of its securities to default, as
                      compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding
                      default, this may significantly reduce net investment
                      income and, therefore, Common Share dividends, and also
                      may prevent or inhibit the Fund from fully being able to
                      liquidate its portfolio at or prior to the Termination
                      Date.

                      The Fund's investment objective and policies are not
                      designed to return to investors who purchase Common Shares in this offering their initial investment on the
                      Termination Date. When terminated, the Fund's final
                      distribution will be based upon its NAV at the end of the
                      term and such initial investors and any investors that
                      purchase Common Shares after the completion of this
                      offering may receive more or less than their original
                      investment.

                      Subordinated Debt Instruments Risk. Issuers of
                      subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be
                      permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated
                      debt instruments. By their terms, such debt instruments
                      may provide that the holders are entitled to receive
                      payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect
                      of subordinated loans or other subordinated debt
                      instruments in which it invests. Also, in the event of
                      insolvency, liquidation, dissolution, reorganization or
                      bankruptcy of an issuer, holders of debt instruments
                      ranking senior to the subordinated loan or other debt
                      instrument in which the Fund invests would typically be
                      entitled to receive payment in full before the Fund
                      receives any distribution in respect of its investment.
                      After repaying such senior creditors, such issuer may not
                      have any remaining assets to use for repaying its
                      obligation to the Fund. In the case of debt ranking
                      equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other
                      creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of
                      the relevant issuer.

                      Shareholder Activism Risk. Shareholder activism could take many forms, including making public demands that the Fund
                      consider certain strategic alternatives, engaging in
                      public campaigns to attempt to influence the Fund's
                      governance and/or management, and commencing proxy
                      contests to attempt to elect the activists'
                      representatives or others to the Fund's Board of Trustees
                      or seeking a tender offer or liquidation of the Fund.
                      Shareholder activism could result in substantial costs and divert management's and the Fund's Board's attention and
                      resources from its business.

                      Management Risk and Reliance on Key Personnel. The Fund is
                      subject to management risk because it is an actively
                      managed portfolio. The Advisor will apply investment
                      techniques and risk analyses in making investment
                      decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                      In addition, implementation of the Fund's investment
                      strategy depends upon the continued contributions of
                      certain key employees of the Advisor, some of whom have
                      unique talents and experience and would be difficult to
                      replace.

                      Other Risks Associated with Loans. Investments in loans
                      (including loans other than Senior Loans) are generally
                      subject to the same risks as investments in other types of debt obligations, including, among others, credit risk,
                      interest rate risk, prepayment risk, and extension risk.
                      In addition, in many cases loans are subject to the risks
                      associated with below investment grade securities.

                          o   Interest Rate and Interest Rate Benchmarks. The
                              interest rates on floating rate loans typically
                              adjust only periodically. Accordingly, adjustments
                              in the interest rate payable under a loan may
                              trail prevailing interest rates significantly,
                              especially if there are limitations placed on the
                              amount the interest rate on a loan may adjust in a
                              given period.

                                       12

                          o   Valuation and Liquidity. Investments in loans may
                              be difficult to value and may be illiquid.

                          o   Equity Securities. The acquisition of equity
                              securities (e.g., common stock, preferred stock
                              and securities convertible into common stock) may
                              generally be incidental to the Fund's purchase of
                              a loan. Equity securities are subject to market
                              risks and the risks of changes to the financial
                              condition of the issuer, and fluctuations in
                              value.

                          o   Restrictive Loan Covenants Risk. Borrowers must
                              comply with various restrictive covenants that may
                              be contained in loan agreements. They may include
                              restrictions on dividend payments and other
                              distributions to stockholders, provisions
                              requiring the borrower to maintain specific
                              financial ratios, and limits on total debt.

                          o   Settlement Risk. Transactions in many loans settle
                              on a delayed basis, and the Fund may not receive
                              the proceeds from the sale of such loans for a
                              substantial period after the sale.

                          o   Other Legal Risks. Recent case law has cast doubt
                              on the ability of a purchaser of a loan, such as
                              the Fund, to charge the same rate of interest as
                              an originating entity after the loan has been sold
                              by the originating entity.

                      Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest
                      or lien to or on specified collateral securing the
                      borrower's obligation under the interest. Because second
                      lien loans are second to first lien loans, they present a
                      greater degree of investment risk ..

                      Second lien loans generally give investors priority over
                      general unsecured creditors in the event of an asset sale.
                      The priority of the collateral claims of third or lower
                      lien loans ranks below holders of second lien loans and so
                      on. Such junior loans are subject to the same general
                      risks inherent to any loan investment, including credit
                      risk, market and liquidity risk, and interest rate risk.
                      Due to their lower place in the borrower's capital
                      structure and possible unsecured or partially secured
                      status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher
                      priority secured obligations of the borrower.

                      LIBOR Risk. The terms of many investments, financings or
                      other transactions to which the Fund may be a party have
                      been historically tied to the London Interbank Offered
                      Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured
                      funding, and LIBOR may be available for different
                      durations (e.g., 1 month or 3 months) and for different
                      currencies. In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced
                      that after 2021 it will cease its active encouragement of
                      banks to provide the quotations needed to sustain LIBOR.
                      That announcement suggests that LIBOR may cease to be
                      published after that time. Various financial industry
                      groups have begun planning for that transition, but there
                      are obstacles to converting certain securities and
                      transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition
                      process nor its ultimate success can yet be known.

                      Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments of borrowers against lending
                      institutions on the basis of various evolving legal
                      theories, collectively termed "lender liability." Because
                      of the nature of its investments, the Fund may be subject
                      to allegations of lender liability.

                      Defaulted and Distressed Securities Risk. The Fund may
                      invest in securities that may be in default or
                      distressed--i.e., securities of companies whose financial
                      condition is troubled or uncertain and that may be
                      involved in bankruptcy proceedings, reorganizations or
                      financial restructurings. Distressed securities present a
                      substantial risk of future default which may cause the
                      Fund to incur losses, including additional expenses, to
                      the extent it is required to seek recovery upon a default
                      in the payment of principal or interest on those
                      securities.

                                       13

                      The Fund may be required to incur certain extraordinary
                      expenses in order to protect and recover its investment on defaulted or distressed securities. The Fund also will be
                      subject to significant uncertainty as to when and in what
                      manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be
                      satisfied (e.g., through a liquidation of the obligor's
                      assets, an exchange offer or plan of reorganization
                      involving the defaulted or distressed securities or a
                      payment of some amount in satisfaction of the obligation).
                      In addition, even if an exchange offer is made or a plan
                      of reorganization is adopted with respect to defaulted or
                      distressed securities held by the Fund, there can be no
                      assurance that the securities or other assets received by
                      the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income
                      potential than may have been anticipated when the
                      investment was made.

                      The Fund may invest in loans of borrowers that are
                      experiencing, or are likely to experience, financial
                      difficulty. These loans are subject to greater credit and
                      liquidity risks than other types of loans. In addition,
                      the Fund can invest in loans of borrowers that have filed
                      for bankruptcy protection or that have had involuntary
                      bankruptcy petitions filed against them by creditors. A
                      bankruptcy proceeding or other court proceeding could
                      delay or limit the ability of the Fund to collect the
                      principal and interest payments on that borrower's loans
                      or adversely affect the Fund's rights in collateral
                      relating to a loan.

                      Leverage Risk. Any senior securities issued by the Fund
                      will have seniority over the Common Shares and may be
                      secured by the assets of the Fund. The use of leverage by
                      the Fund can magnify the effect of any losses. Leverage
                      involves risks and special considerations for Common
                      Shareholders including:

                          o   the likelihood of greater volatility of NAV and
                              market price of the Common Shares than a
                              comparable portfolio without leverage;

                          o   the risk that fluctuations in interest rates on
                              borrowings and other associated costs of leverage
                              will reduce the return to the Common Shareholders
                              or will result in fluctuations in the dividends
                              paid on the Common Shares;

                          o   the effect of leverage in a declining market,
                              which is likely to cause a greater decline in the
                              NAV of the Common Shares than if the Fund were not
                              leveraged, which may result in a greater decline
                              in the market price of the Common Shares; and

                          o   when the Fund uses certain types of leverage, the
                              investment advisory fee payable to the Advisor
                              will be higher than if the Fund did not use
                              leverage.

                      There is no assurance that a leveraging strategy will be
                      successful.

                      The funds borrowed pursuant to a leverage borrowing
                      program (such as a credit line), or obtained through the
                      issuance of Preferred Shares, constitute a substantial
                      lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund
                      in liquidation. Certain types of leverage may result in
                      the Fund being subject to covenants relating to asset
                      coverage and Fund composition requirements. Generally,
                      covenants to which the Fund may be subject include
                      affirmative covenants, negative covenants, financial
                      covenants, and investment covenants.

                      The Fund also may be subject to certain restrictions on
                      investments imposed by guidelines of one or more rating
                      agencies, which may issue ratings for the Preferred Shares or other senior securities issued by the Fund.

                      While the Fund may from time to time consider reducing
                      leverage in response to actual or anticipated changes in
                      interest rates in an effort to mitigate the increased
                      volatility of current income and NAV associated with
                      leverage, there can be no assurance that the Fund will
                      actually reduce leverage in the future or that any
                      reduction, if undertaken, will benefit the Common
                      Shareholders.

                                       14

                      Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally
                      denominated in non-U.S. currencies, may involve certain
                      risks not typically associated with investing in
                      securities of U.S. issuers.

                      Loans involving foreign borrowers may involve risks not
                      ordinarily associated with exposure to loans to U.S.
                      entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory
                      regimes applicable to the lending industry may be more
                      complex and more restrictive than those in the U.S.,
                      resulting in higher costs associated with such
                      investments, and such regulatory regimes may be subject to interpretation or change without prior notice to
                      investors, such as the Fund. In addition, to the extent
                      that investments are made in a limited number of
                      countries, events in those countries will have a more
                      significant impact on the Fund. Loans to foreign entities
                      and individuals may be subject to risks of increased
                      transaction costs, potential delays in settlement or
                      unfavorable differences between the U.S. economy and
                      foreign economies.

                      Emerging Markets Risk. Investing in emerging market
                      countries, as compared to foreign developed markets,
                      involves substantial additional risk due to more limited
                      information about the issuer and/or the security
                      (including limited financial and accounting information);
                      higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal
                      systems and thinner trading markets; the possibility of
                      currency blockages or transfer restrictions; an emerging
                      market country's dependence on revenue from particular
                      commodities or international aid; and the risk of
                      expropriation, nationalization or other adverse political
                      or economic developments.

                      Foreign Currency Risk. Currency risk is the risk that
                      fluctuations in exchange rates may adversely affect the
                      value of the Fund's investments.

                      Common Stock and Warrants Risk. The Fund may hold common
                      stocks and warrants to purchase common stocks. Common
                      stocks and warrants have a subordinate claim on an
                      issuer's assets as compared with debt securities. An
                      adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock or warrant
                      held by the Fund. Common stock and warrant prices
                      fluctuate for several reasons including changes in
                      investors' perceptions of the financial condition of an
                      issuer or the general condition of the relevant stock
                      market, or rising interest rates, as the cost of capital
                      rises and borrowing costs increase. The value of the
                      common stocks and warrants in which the Fund may invest
                      will be affected by changes in the stock markets
                      generally, which may be the result of domestic or
                      international political or economic news, changes in
                      interest rates or changing investor sentiment. Common
                      stock and warrant risk will affect the Fund's NAV per
                      share, which will fluctuate as the value of the securities held by the Fund changes.

                      Liquidity Risk. Liquidity risk is the risk that the Fund
                      may invest in securities that trade in lower volumes and
                      may be less liquid than other investments or that the
                      Fund's investments may become less liquid in response to
                      market developments or adverse investor perceptions. When
                      there is no willing buyer and investments cannot be
                      readily sold or closed out, the Fund may have to sell an
                      investment at a lower price than the price at which the
                      Fund is carrying the investments or may not be able to
                      sell the investments at all, each of which would have a
                      negative effect on the Fund's performance and may cause
                      the Fund to hold an investment longer than the Advisor
                      would otherwise determine. Additionally, the market for
                      certain investments may become illiquid under adverse
                      market or economic conditions (e.g., if interest rates
                      rise or fall significantly, if there is significant
                      inflation or deflation, increased selling of debt
                      securities generally across other funds, pools and
                      accounts, changes in investor perception, or changes in
                      government intervention in the financial markets)
                      independent of any specific adverse changes in the
                      conditions of a particular issuer. In such cases, shares
                      of the Fund, due to the difficulty in purchasing and
                      selling such securities or instruments, may decline in
                      value or the Fund may be unable to achieve its desired

                                       15

                      level of exposure to a certain issuer or sector. It may be more difficult for the Fund to determine a fair value of
                      an illiquid investment than those of more liquid
                      comparable investments.

                      Risks of Investing in Derivative Transactions. Investing
                      in derivative transactions has risks, including the
                      imperfect correlation between the value of such
                      instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments
                      may be greater than the gain in the value of the
                      underlying asset, rate or index; the loss of principal;
                      the possible default of the other party to the
                      transaction; and illiquidity of the derivative
                      investments. If a counterparty becomes bankrupt or
                      otherwise fails to perform its obligations under a
                      derivative contract due to financial difficulties, the
                      Fund may experience significant delays in obtaining any
                      recovery under the derivative contract in a bankruptcy or
                      other reorganization proceeding, or may not recover at
                      all. Certain of the derivative investments in which the
                      Fund may invest may, in certain circumstances, give rise
                      to a form of financial leverage, which may magnify the
                      risk of owning such instruments. The ability to
                      successfully use derivative investments depends on the
                      ability of the Advisor to predict pertinent market
                      movements, which cannot be assured.

                      Swaps Risk. A swap contract is an agreement between two
                      parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional
                      amount, with the payments calculated by reference to
                      specified securities, indexes, reference rates, currencies or other instruments. Swap agreements are particularly
                      subject to counterparty credit, liquidity, valuation,
                      correlation and leverage risk. Swaps could result in
                      losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or
                      investments do not perform as expected.

                      Total Return Swaps Risk. Total return swaps are contracts
                      in which one party agrees to make payments of the total
                      return from the underlying asset(s), which may include
                      securities, derivatives or indices, during the specified
                      period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund anticipates that, under its total
                      return swaps, if any, it will pay the counterparty a
                      regular, set payment at an agreed rate of return and, in
                      return, will receive a payment which is equal to the
                      performance of the underlying assets. In the event that
                      the performance of the relevant assets is less than the
                      agreed rate, the Fund will be required to make further
                      payments to the total return swap counterparty in respect
                      of such shortfalls. The Fund will not be able to replicate exactly the performance of the relevant underlying assets
                      because the total return generated by the Fund's
                      investment in a total return swap will be reduced by
                      certain costs and expenses. In addition, total return
                      swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure
                      on the full notional amount of the swap.

                      Credit Default Swaps Risk. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic
                      stream of payments over the term of the contract, provided that no event of default on an underlying reference
                      obligation has occurred. If an event of default occurs,
                      the seller must pay the buyer the full notional value, or
                      "par value," of the reference obligation through either
                      physical settlement or cash settlement. The Fund may be
                      either the buyer or seller in a credit default swap
                      transaction. If the Fund is a buyer and no event of
                      default occurs, the Fund will have made a series of
                      periodic payments and recover nothing of monetary value.
                      However, if an event of default occurs, the Fund (if the
                      buyer) will receive the full notional value of the
                      reference obligation through a cash payment in exchange
                      for the asset or, alternatively, a cash payment
                      representing the difference between the expected recovery
                      rate and the full notional value. As a seller, the Fund
                      receives a fixed rate of income throughout the term of the contract, which typically is between six months and five
                      years, provided that there is no event of default.

                                       16

                      Unrated Securities Risk. Unrated securities (which are not rated by a rating agency) may be less liquid than
                      comparable rated securities and involve the risk that the
                      Advisor may not accurately evaluate the security's
                      comparative credit rating and value. To the extent that
                      the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more
                      heavily on the creditworthiness analysis by the Advisor
                      than if the Fund invested exclusively in rated securities.

                      Valuation Risk. When market quotations are not readily
                      available or are deemed to be unreliable, the Fund values
                      its investments at fair value as determined in good faith
                      pursuant to policies and procedures approved by the Board
                      of Trustees. Fair value pricing may require subjective
                      determinations about the value of a security or other
                      asset. As a result, there can be no assurance that fair
                      value pricing will result in adjustments to the prices of
                      securities or other assets, or that fair value pricing
                      will reflect actual market value, and it is possible that
                      the fair value determined for a security or other asset
                      will be materially different from quoted or published
                      prices, from the prices used by others for the same
                      security or other asset and/or from the value that
                      actually could be or is realized upon the sale of that
                      security or other asset.

                      Market Disruption and Geopolitical Risk. Various market
                      risks can affect the price or liquidity of an issuer's
                      securities in which the Fund may invest. Returns from the
                      securities in which the Fund invests may underperform
                      returns from the various general securities markets.
                      During periods of severe market stress, it is possible
                      that the market for certain investments held by the Fund,
                      such as high yield bonds and loans, may become highly
                      illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those
                      investments it is able to sell in such circumstances, the
                      sale price may be significantly lower than, and the trade
                      settlement period may be longer than, anticipated.

                      Markets may, in response to governmental actions or
                      intervention, political, economic or market developments,
                      or other external factors, experience periods of high
                      volatility and reduced liquidity. During those periods,
                      the Fund may have to sell securities at times when it
                      would otherwise not do so, and potentially at unfavorable
                      prices.

                      Credit Rating Agency Risk. Credit ratings are determined
                      by credit rating agencies such as S&P, Moody's and Fitch,
                      and are only the opinions of such entities. Any
                      shortcomings or inefficiencies in credit rating agencies'
                      processes for determining credit ratings may adversely
                      affect the credit ratings of securities held by the Fund
                      and, as a result, may adversely affect those securities'
                      perceived or actual credit risk.

                      Senior Loan Agent Risk. Senior Loans generally are
                      negotiated between a borrower and several financial
                      institution lenders represented by one or more lenders
                      acting as agent of all the lenders. A financial
                      institution's employment as an agent under a Senior Loan
                      might be terminated in the event that it fails to observe
                      a requisite standard of care or becomes insolvent. A
                      successor agent would generally be appointed to replace
                      the terminated agent, and assets held by the agent under
                      the loan agreement would likely remain available to
                      holders of such indebtedness. However, if assets held by
                      the terminated agent for the benefit of the Fund were
                      determined to be subject to the claims of the agent's
                      general creditors, the Fund might incur certain costs and
                      delays in realizing payment on a Senior Loan or loan
                      participation and could suffer a loss of principal and/or
                      interest.

                      Inflation/Deflation Risk. Inflation risk is the risk that
                      the value of assets or income from investments will be
                      worth less in the future as inflation decreases the value
                      of money. Deflation risk is the risk that prices
                      throughout the economy decline over time--the opposite of
                      inflation. Deflation may have an adverse effect on the
                      creditworthiness of issuers and may make issuer defaults
                      more likely, which may result in a decline in the value of the Fund's portfolio.

                      Duration Risk. Duration is the sensitivity, expressed in
                      years, of the price of a fixed income security to changes
                      in the general level of interest rates (or yields).
                      Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with
                      shorter durations.

                                       17

                      Illiquid/Restricted Securities Risk. The Fund may invest
                      in securities that, at the time of investment, are
                      illiquid (determined using the SEC's standard applicable
                      to registered investment companies, i.e., securities that
                      cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may
                      also invest in restricted securities. Investments in
                      restricted securities could have the effect of increasing
                      the amount of the Fund's assets invested in illiquid
                      securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted
                      securities may be difficult to dispose of at a fair price
                      at the times when the Fund believes it is desirable to do
                      so. Illiquid and restricted securities are also more
                      difficult to value, especially in challenging markets.
                      Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take
                      advantage of market opportunities

                      Potential Conflicts of Interest Risk. The Advisor and the
                      portfolio managers have interests which may conflict with
                      the interests of the Fund. In particular, the Advisor
                      advises other investment funds or accounts with the same
                      or substantially similar investment objective(s) and
                      strategies as the Fund. As a result, the Advisor and the
                      Fund's portfolio managers may devote unequal time and
                      attention to the management of the Fund and those other
                      funds and accounts, and may not be able to formulate as
                      complete a strategy or identify equally attractive
                      investment opportunities as might be the case if they were to devote substantially more attention to the management
                      of the Fund. The Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be
                      suitable for multiple funds and accounts, and the
                      opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full
                      advantage of the investment opportunity. Additionally,
                      transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or
                      brokerage costs to be less favorable to the Fund than if
                      similar transactions were not being executed concurrently
                      for other accounts.

                      There is no guarantee that the policies and procedures
                      adopted by the Advisor and the Fund will be able to
                      identify or mitigate the conflicts of interest that arise
                      between the Fund and any other investment funds or
                      accounts that the Advisor may manage or advise from time
                      to time.

                      Anti-Takeover and Other Provisions in the Declaration and
                      By-Laws. The Fund's Declaration and By-Laws include
                      provisions that could limit the ability of other entities
                      or persons to acquire control of the Fund or convert the
                      Fund to an open-end fund. These provisions could have the
                      effect of depriving the Common Shareholders of
                      opportunities to sell their Common Shares at a premium
                      over the then-current market price of the Common Shares.

                      In addition, the Declaration contains provisions governing the bringing of claims or demands by shareholders against
                      the Fund, including a forum selection provision and the
                      waiver of jury trials to the fullest extent permitted by
                      law. These provisions could have the effect of
                      discouraging suits by shareholders or making them more
                      costly to bring. If a demand is rejected in accordance
                      with the Declaration, the complaining shareholders will be responsible, jointly and severally, for the costs and
                      expenses (including attorneys' fees) incurred by the Fund
                      in connection with the consideration of the demand under a number of circumstances. In addition, if a court
                      determines that a derivative action was made without
                      reasonable cause or for an improper purpose, or if a
                      derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating
                      to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to
                      state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs,
                      including attorneys' fees.

                      The provisions of the Declaration provide that any direct
                      or derivative action commenced by a shareholder must be
                      brought only in the U.S. District Court for the District
                      of Massachusetts (Boston Division) or if any such action
                      may not be brought in that court, then in the Business
                      Litigation Session of Suffolk Superior Court in
                      Massachusetts (the "Chosen Courts"). Except as prohibited
                      by applicable law, if a shareholder commences an

                                       18

                      applicable action in a court other than a Chosen Court,
                      then such shareholder may be obligated to reimburse the
                      Fund and any Trustee or officer of the Fund made party to
                      such proceeding for the costs and expenses (including
                      attorneys' fees) incurred in connection with any
                      successful motion to dismiss, stay or transfer of the
                      action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to
                      trial by jury to the fullest extent permitted by law.

                      The provisions of the Declaration, any By-laws of the
                      Fund, including the procedures applicable to derivative
                      claims, Chosen Courts, and waiver of jury trial, and any
                      contract or agreement entered into by the Fund governed by applicable state law do not affect, waive or limit the
                      rights of any shareholder with respect to any claims
                      arising under any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as
                      amended, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The
                      provisions regarding Chosen Courts and waiver of jury
                      trials limit a shareholder's right to bring claims against the Fund in a court a shareholder might deem preferable. A court may choose not to enforce these provisions. See
                      "Certain Provisions in the Declaration of Trust and
                      By-Laws."

                                       19

                            SUMMARY OF FUND EXPENSES

      The purpose of the table and the example below is to help Common
Shareholders understand all fees and expenses that they will bear directly or indirectly. Expenses borne by the Fund are borne, indirectly, by Common
Shareholders. The expenses shown in the table are based on estimated amounts for the current fiscal year.

      The table assumes that the Fund issues 11,250,000 Common Shares and utilizes leverage through the use of bank borrowings in an amount equal to 30%
of the Fund's Managed Assets (after its utilization). The table shows Fund expenses as a percentage of $225,000,000 in net assets attributable to Common
Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year. The Fund's actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 11,250,000 Common Shares.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load paid by Common Shareholders (as a percentage of offering price)              None(1)
   Offering expenses borne by Common Shareholders (as a percentage of offering price)      None(2)
   Dividend reinvestment plan fees                                                         None(3)

                                                                                    PERCENTAGE OF NET ASSETS
                                                                                  ATTRIBUTABLE TO COMMON SHARES(4)
ANNUAL EXPENSES                                                                   --------------------------------

   Management fees(5)                                                                      1.93%
   Interest on borrowed funds(6)                                                           0.64%
   Other expenses                                                                          0.19%
                                                                                           -----
             Total annual expenses                                                         2.76%
                                                                                           -----

   (1) The Advisor, and not the Fund, has agreed to pay from its own assets compensation of $0.40 per Common Share to the Underwriters in connection with this offering. See "Underwriters."

   (2) The Advisor, and not the Fund, has agreed to pay from its own assets all organizational expenses of the Fund and all offering costs associated with this offering, which are estimated to be $945,855 in the aggregate. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor.

   (3) Common Shareholders will pay brokerage charges if they direct
       Computershare Trust Company, N.A., as agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

   (4) This table assumes the Fund's use of leverage as described herein. The net assets attributable to Common Shares is calculated by deducting the assumed amount of leverage to be used by the Fund from Managed Assets.

   (5) Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.35% of Managed
       Assets. If the Fund uses leverage in the amount equal to 30% of the
       Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.93% of net assets attributable to Common
       Shares.

   (6) Interest on borrowed funds is based upon the assumed borrowing of
       $96,000,000 at an estimated annual interest rate of 1.50% (based on such assumed borrowing). This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed borrowing.

EXAMPLE

      Investors would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) the Fund issues 11,250,000 Common Shares;
(iii) total annual expenses of 2.76% of net assets attributable to Common Shares in years 1 through 7; and (iv) reinvestment of all dividends and distributions at NAV.

            1 YEAR          3 YEARS          5 YEARS          7 YEARS
            ------          -------          -------          -------
             $28             $86              $146             $209

      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES.
      ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FUND'S ACTUAL
      RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN
      SHOWN IN THE EXAMPLE.

                                       20

                                    THE FUND

      First Trust High Yield Opportunities 2027 Term Fund (the "Fund") is a
newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940
Act"). The Fund was organized on April 24, 2020, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. An investment in the Fund involves certain risks and special considerations. See "Risks."

                                USE OF PROCEEDS

      The net proceeds of the offering of the Fund's common shares of beneficial
interest (the "Common Shares") will be approximately $       ($       if the
underwriters (the "Underwriters") exercise the over-allotment option in full).
First Trust Advisors L.P. ("First Trust" or the "Advisor"), and not the Fund,
has agreed to pay all of the Fund's organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the
Fund's investment objective and policies within 45 to 60 days after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                         PORTFOLIO HOLDINGS DISCLOSURE

      After the invest-up period and prior to the wind-down period, under normal market conditions, the Fund currently intends to disclose on its website
(www.ftportfolios.com) its portfolio holdings on a daily basis.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide current income. There can be no assurance that the Fund will achieve its investment objective or that the
Fund's investment strategies (as described below) will be successful.

      The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the "Termination Date").

      Unless otherwise specified, the investment policies and limitations of the
Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Common Shares ("Common Shareholders") upon 60 days'
prior written notice to shareholders. The Fund's investment objective and certain investment restrictions specifically identified as such in the Statement of Additional Information (the "SAI") are considered fundamental and may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i)
67% or more of the shares present at a meeting, if the holders of more than 50%
of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES AND STRATEGIES

      Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the
Advisor to be of comparable quality. Below investment grade securities are commonly referred to as "junk bonds" or "junk securities". High yield debt securities include U.S. and non-U.S. corporate debt obligations (such as bonds and notes issued by corporations and other business entities) and senior, secured floating rate loans ("Senior Loans") (as well as other types of instruments described in this prospectus and the SAI and derivatives that provide comparable economic exposure to the corporate debt market).

      The Fund's investments may include securities of issuers located in countries considered to be emerging markets. Investments in such emerging market securities entail additional risks. See "Risks--Principal Risks--Emerging
Markets Risk." The Fund's investments also may include defaulted or distressed
securities--i.e., securities of companies whose financial condition is troubled

                                       21

or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. See "Risks--Principal Risks--Defaulted and
Distressed Securities Risk." For a further description of the Fund's potential principal investments, see "--Portfolio Composition" below.

      In addition, under normal market conditions:

          o   The Fund may invest up to 20% of its Managed Assets in (i)
              investment grade corporate debt obligations, (ii) U.S. and
              non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies.

          o   The Fund will invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase, either are rated "CCC+" or lower by Standard & Poor's Ratings Services, a
              Standard & Poor's Financial Services LLC business ("S&P"), or
              Fitch Ratings, a part of the Fitch Group ("Fitch"), or "Caa1" or lower by Moody's Investor Services, Inc. ("Moody's"), or
              comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the
              Advisor to be of comparable quality. For purposes of this
              investment policy, the highest available rating will be used. See
              "Risks--Principal Risks--Credit and Below Investment Grade
              Securities Risk."

          o   The Fund will invest no more than 25% of its Managed Assets in any single industry in the corporate debt market.

          o   The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.

      The Fund also may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market. These instruments, if used, will be considered an investment in high yield debt securities for purposes of the Fund's investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. The
Fund anticipates that total return swaps and credit default swaps will be the primary type of credit derivatives used to gain such exposure to high yield debt securities as part of its investment strategy. See "Risks--Principal
Risks--Total Return Swaps Risk" and "Risks--Principal Risks--Credit Default
Swaps Risk." The Fund's use of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund's
Managed Assets. If the exposure to the underlying instrument of a derivative position of the Fund is negated or offset by another derivative position of the
Fund providing exposure to the same underlying instrument, the Fund will include only the net amount of the exposure for purposes of calculating the foregoing limitation. The Fund also may enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund's investment objective, policies and applicable regulatory requirements.

      During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund is approaching its Termination Date (i.e., the "wind-down" period during which the Fund may begin liquidating its portfolio in anticipation of the
Termination Date; which period is expected to begin six months prior to the
Termination Date), the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed
Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful.
Accordingly, during such periods, the Fund may not achieve its investment objective.

      "Managed Assets" means the average daily gross asset value of the Fund
(which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

INVESTMENT PHILOSOPHY AND PROCESS

      The investment philosophy for the Advisor's Leveraged Finance Investment
Team is based on the belief that deep fundamental credit analysis performed by a highly experienced credit team, within a risk managed framework, will generate higher absolute and risk-adjusted returns in high yield debt strategies. The team's core framework is designed around capturing yield and seeking to avoid

                                       22

loss. This investment philosophy is expressed by the team through an investment process that combines rigorous bottom-up fundamental credit analysis and disciplined portfolio construction. Risk management is a critical component of the entire process and is embedded in both the fundamental credit analysis and portfolio construction.

      Fundamental credit analysis involves the evaluation of macro-economy, industry trends, consistency of cash flows, collateral coverage and management quality, among other things. The investment process favors companies that produce relatively stable cash flows through an economic cycle, companies that have an appropriate level of assets backing the debt and companies that have management teams with a sound track record of managing businesses with leveraged balance sheets and a commitment to deleveraging.

      The Advisor's key considerations of portfolio construction include relative value assessment, portfolio diversification, issuer liquidity and continuous monitoring. Each approved investment opportunity is evaluated relative to other opportunities available in the market. This relative value assessment helps ensure the portfolio is positioned in the credits that offer the best return relative to risk. Portfolio diversification is a key component of the portfolio construction process and an important factor in risk management. The investment process seeks to have a properly diversified portfolio across individual issuers and industries. The Advisor's Leveraged
Finance Investment Team believes concentrated issuer or industry positions typically lead to outsized risk and, therefore, the investment team seeks to construct well diversified portfolios. The potential liquidity of each investment opportunity is analyzed prior to purchase. Through fundamental credit analysis, the Advisor's Leveraged Finance Investment Team can position the
Fund's portfolio in high yield debt securities that the Advisor believes provide the most attractive opportunities in the market.

      Fundamental credit analysis involves:

          o   EVALUATION OF INDUSTRY TRENDS: The Advisor tends to favor
              industries that are either stable or growing. Moreover, the
              Advisor intends to invest in issuers or borrowers that it believes have strong positions within a given industry.

          o   MANAGEMENT QUALITY: The investment process favors companies that have management teams with a sound track record of managing businesses with leveraged balance sheets and a commitment to deleveraging. The Advisor believes strong management teams are typically able to navigate more challenging business conditions or economic environments in a nimble fashion. Additionally, the industry analyst will often speak with management teams in order to fully understand management's strategy and goals regarding the capital structure.

          o   ASSET VALUE: The investment process evaluates the enterprise value, any collateral backing the investment opportunity and the priority of claims on that collateral within the entire capital structure. Importantly, the enterprise value and collateral value are assessed not only in a benign credit environment when
              valuations are highest, but assuming the company or collateral will be monetized in a recession when valuations are typically at their lowest. The entire capital structure is analyzed to
              determine the level of liabilities that may have a claim on the collateral ahead of the debt that is under review. The investment process favors companies that have strong collateral value so that a positive outcome may be achieved even in a situation when cash flows deteriorate.

          o   CONSISTENCY OF CASH FLOWS: The investment process favors companies that produce relatively stable cash flows through an economic cycle. The Advisor's Leveraged Finance Investment Team believes highly cyclical companies or capital intensive industries face a high hurdle. A company's cash flow is stressed to determine how resilient the company would be in a downside case.

      The Advisor's key considerations of portfolio construction include:

          o   RELATIVE VALUE: The relative value assessment is an ongoing process, as market prices and the Advisor's credit outlooks change over time. While analysts are focused on individual industries, the portfolio managers of the Fund aggregate this information and make decisions across the entire portfolio, so as to continually seek to own the best relative value opportunities in the market.
              The industry analyst will assign an internal rating to the asset being analyzed. The internal rating has two components, a credit rating and a relative value rating. The internal ratings system assists in the fundamental risk assessment by standardizing the risk level of credits across issuers and industries. Credits are scored from 1 through 6, with 1 the strongest fundamental business profile and 6 the weakest fundamental business profile.

          o   DIVERSIFICATION: This is a key risk control for any portfolio managed by the Advisor's Leveraged Finance Investment Team. The
              portfolio managers seek to ensure the Fund is properly diversified across industries and issuers.

          o   LIQUIDITY: Within the high yield debt markets, there can be significant differences in the level of secondary market liquidity between individual bonds and loans. The portfolio managers, in conjunction with the traders, will assess the liquidity of an issue prior to purchase to ensure the appropriate liquidity is maintained in the Fund.

                                       23

SEVEN-YEAR TERM AND FINAL DISTRIBUTION

      The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days' prior written notice to shareholders, the Fund's term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. In determining whether to extend the Fund's term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances.
Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

      The Fund's liquidating distribution(s) to Common Shareholders will be based upon the Fund's net asset value ("NAV") on the Termination Date, and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price) may receive more or less in such liquidating distribution(s) than the amount of their original investment. The
Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund's assets at that time. However, if the
Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), or to the extent accrued but unpaid interest on the liquidated portfolio securities will be made following such distribution, subsequent to that distribution, the Fund may make one or more additional distributions of any cash received from ultimate liquidation of those assets and from payment of such accrued interest. The Fund expects that the total of such liquidating distributions, including any additional subsequent distributions, will equal the Fund's NAV on the Termination Date, but the actual total may be more or less than that NAV, depending on the ultimate results of those post-Termination Date asset liquidations.

      The Fund's NAV on the Termination Date will depend upon a variety of factors, including the performance of the Fund's portfolio over the life of the
Fund and the amounts of income or gains retained by the Fund that otherwise would have been paid out as income dividends or capital gains distributions over the life of the Fund, and the amount of any taxes paid on such retained amounts.

      Interest rates, including yields on below investment grade securities
(which are commonly referred to as "junk" or "high yield" securities), tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. To the extent the average effective maturity of the Fund's portfolio shortens as the Fund approaches its Termination Date, shareholders should expect that the average portfolio yield will also fall during such period. Consequently, the Fund's dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lower-yielding securities; and as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above. See "Risks--Principal
Risks--Seven-Year Term Risk."

      The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the
Termination Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date, and
such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination. See "Certain Provisions in the Declaration of Trust and By-Laws."

PORTFOLIO COMPOSITION

      The Fund's portfolio may be composed principally of the following investments. Additional description of the Fund's investment policies and restrictions and additional information about the Fund's portfolio investments are contained in the SAI. See "Additional Information About the Fund's
Investments and Investment Risks" and "Other Investment Policies and Techniques"
in the SAI.

      Corporate Debt Obligations. The corporate debt obligations in which the
Fund may invest are generally issued by U.S. and non-U.S. companies to borrow money from investors, typically to finance their operations, in exchange for interest payments and repayment of the principal at a set maturity date. These obligations may fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender.

      Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt obligations may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities. Collateral used for secured debt may include, but is not limited to, real property, machinery, equipment, accounts receivable, stocks,

                                       24

bonds or notes. Holders of corporate debt obligations, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due to them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure. Interest on corporate debt obligations may be fixed or floating, or such obligations may be zero coupon fixed income securities which pay no interest. Interest on corporate debt obligations is typically paid semi-annually and is fully taxable to the security holder.

      The investment return of corporate debt obligations reflects interest on the security and changes in the market value of the security. The market value of fixed rate corporate debt obligations will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term fixed rate corporate debt obligations normally fluctuates more in response to changes in interest rates than does the value of shorter-term fixed rate corporate debt obligations. The market value of a corporate debt obligation may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate debt obligations usually yield more than government or agency bonds due to the presence of credit risk. See "Risks--Principal Risks--Corporate Debt Obligations
Risk."

      Senior Loans. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions (i.e., the borrower). Senior Loans are generally secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, plus a risk premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may invest in a Senior Loan by acquiring in the secondary market participations in, assignments of or novations of a Senior
Loan. An assignment involves the sale of a loan by an existing lender to the
Fund and a participation involves the sale of a beneficial interest in a loan by the lender to the Fund. In an assignment, the Fund becomes a lender of record and a party to the underlying loan agreement; whereas, in a participation, the
Fund purchases only an economic interest in the loan and does not become a party to the underlying loan agreement.

      By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Senior Loans offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in Senior Loans are not regulated by federal securities laws or the SEC. The Senior Loans in which the Fund may invest also may include debtor-in-possession financings pursuant to Chapter 11 of the U.S.
Bankruptcy Code. See "--Debtor-in-Possession Loans" below.

      Senior Loans may be rated in the lower rating categories of the established rating services (such as "Ba1" or lower by Moody's or "BB+" or lower by S&P or Fitch), or may be unrated investments determined to be of comparable quality by the Advisor. If the NRSROs assign different ratings to the same
Senior Loan, the Fund will use the lowest available rating for purposes of its
80% policy. As in the case of other high yield securities, Senior Loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income.
There are, however, some significant differences between Senior Loans and other high yield securities. Senior Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Senior Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Senior Loan investors preferential treatment over high yield investors in the event of deterioration in the credit quality of the issuer.
Even when these arrangements exist, however, there can be no assurance that the borrowers of the Senior Loans will repay principal and/or pay interest in full.
Senior Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 to 90 days but generally not more than one year. Consequently, the value of Senior Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate high yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain Senior Loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns. See "Risks--Principal
Risks--Senior Loan Risk."

      Many Senior Loans had historically paid interest at rates determined periodically on the basis of the London-Interbank Offered Rate (LIBOR). See
"Risks--Principal Risks--LIBOR Risk."

                                       25

      Debtor-in-Possession Loans. The Fund may invest in debtor-in-possession or
"DIP" loans issued by a debtor that has filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP loans are typically working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with immediate cash and ongoing working capital necessary to fund the debtor's Chapter 11 case through confirmation of a plan or asset sale. DIP loans are approved by the bankruptcy court and are entitled to super priority over all administrative expenses incurred during the bankruptcy and all other claims.
Typically, DIP loans are secured by a priming lien with priority over pre-bankruptcy secured debt, a second lien on any encumbered property, and/or a first-priority lien on all of the debtor's unencumbered assets. Consequently,
DIP loans generally must be repaid before other claims in a bankruptcy case.
While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor's capital structure, their super-priority claim status, and because their terms will have been approved by a bankruptcy court order, the debtor's reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender's collateral might be insufficient to repay the DIP loan. See "Risks--Principal Risks--Defaulted and
Distressed Securities Risk."

      Below Investment Grade Securities. Below investment grade securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

      If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders.

      Because the risk of default is higher for below investment grade securities than investment grade securities, research and credit analysis will be an especially important part of managing securities of this type. The Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor believes is adequate to meet future obligations or who have improved or are expected to improve in the future. The
Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. See "Risks--Principal Risks--Credit and Below
Investment Grade Securities Risk." The Fund's investments may include defaulted or distressed securities--i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. See "Risks--Principal
Risks--Defaulted and Distressed Securities Risk."

      Illiquid and Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). In the absence of readily available market quotations, the Fund's Board of Trustees, a committee appointed by the Board of Trustees or a designee of the Board of
Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash, including in connection with the Fund's termination, and could result in the
Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the
Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. See "Risks--Principal Risks--Liquidity Risk."

      Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, derivatives or indices, during the specified period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund may, for example, enter into total return swap agreements on certain loan indices to gain exposure to high yield debt securities. The Fund also may utilize total return swaps as a component of "synthetic" investments. A "synthetic" investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Fund may use the combination of a total return swap and cash equivalents to replicate or emulate exposure to high yield debt securities. The cash equivalent market value effectively represents the
"principal" portion of such "synthetic" exposure, and the total return swap market value (not notional value) represents the "interest" and/or "return"

                                       26

portion of such exposure. When combined, these two components provide the investment profile of a direct investment in such securities. See
"Risks--Principal Risks--Leverage Risk" and "Risks--Principal Risks--Total
Return Swaps Risk."

      Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The
Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recovered nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the
Fund would receive a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate or earmark assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Whether or not there is a segregation of assets, the sale of a credit default swap effectively creates leverage and subjects the
Fund to risks such as those described under "Risks--Principal Risks--Leverage
Risk" and "Risks--Principal Risks--Credit Default Swap Risk."

      Common Stock and Warrants. The Fund may hold common stocks and warrants to purchase common stock. Common stock represents an equity ownership interest in a corporation or similar entity, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bondholders, other debtholders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company. See "Risks--Principal Risks--Common Stock and Warrants Risk."

      Other Securities. New financial products continue to be developed, and the
Fund may seek to invest in such products that may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up
Period. During the period in which the net proceeds of the offering of Common
Shares are being invested, the period in which the Fund's assets are being liquidated in anticipation of the Fund's termination, or the periods in which the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. A determination by the Advisor that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the
Fund's investment strategy is extremely limited or absent. In such a case,
Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. For a further description of these temporary investments, see the SAI under "Investment Policies and
Techniques--Portfolio Composition."

                                USE OF LEVERAGE

      The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in an amount equal to approximately 30% of the Fund's
Managed Assets. The Fund does not currently anticipate it will issue Preferred
Shares within 12 months of the date of this prospectus. The Fund also may enter into derivative and other transactions that have the economic effect of leverage. Economic leverage exists when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return. This prospectus refers to the combination of such economic leverage and the Fund's senior securities (as defined under the
1940 Act) as "effective leverage." Under normal market conditions, the Fund will seek to limit its overall effective leverage to 40% of its Managed Assets.

                                       27

      In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act--i.e., the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets"), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund's total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage requirement is satisfied. The Fund may (but is not required to) cover its commitments under its derivative and other transactions by segregating liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, they will not be considered "senior securities"
under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement of the 1940 Act otherwise applicable to forms of senior securities representing indebtedness used by the Fund. However, the Securities and Exchange
Commission (the "SEC") has proposed a new rule that could further limit or otherwise alter the Fund's ability to use certain derivative and other transactions. See "Risks--Principal Risks--Risks of Investing in Derivative
Transactions." Moreover, even if such derivative and other transactions of the
Fund are covered, they could represent a form of economic leverage and create special risks.

      The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends, market conditions and time remaining until the Termination
Date. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund's leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund's investment portfolio and could result in the Fund experiencing greater losses than if leverage were not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund's investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund from leverage proceeds exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although the use of leverage also may result in losses greater than if the Fund had not used leverage.

      Leveraging is a speculative technique and there are special risks and costs involved. See "Risks--Principal Risks--Leverage Risk." The Fund cannot assure you that the use of leverage, including through borrowings and/or the use of derivatives strategies will result in a higher investment return on the
Common Shares, and it may result in losses. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, the leverage costs will be borne immediately by the
Common Shareholders and result in a reduction of the NAV of the Common Shares.
See "Summary of Fund Expenses." Any senior securities issued by the Fund will have seniority over the Common Shares and, therefore, have complete priority upon distribution of assets over the Common Shares.

      Because the management fees received by the Advisor are based on Managed
Assets (which includes assets attributable to the Fund's borrowings and other forms of leverage, such as the Fund's derivative instruments), there is a financial incentive for the Advisor to cause the Fund to use leverage, which creates a conflict of interest between the Advisor and the Common Shareholders.
See "Risks--Principal Risks--Potential Conflicts of Interest Risk."

      Borrowings. The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. It is expected that the Fund's borrowings, if any, will be made pursuant to a revolving credit facility established with a bank, or a margin loan facility with a prime broker, at a fixed or floating rate. A typical credit facility may contain various covenants that, among other things, could limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations; could limit or prohibit certain investments otherwise contemplated by the Fund's principal investment strategies; and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities, including as a reserve against interest or principal payments and expenses. Only certain of the Fund's assets may be eligible to be pledged under the terms of a credit facility. Consequently, the
Fund may be limited in its ability to draw on the credit facility by the amount of eligible securities the Fund holds in its portfolio and is able to pledge.
The Fund expects that any credit facility would have customary covenant and default provisions. Examples of customary covenants include affirmative covenants that may require the Fund to send its annual audited financial report to the lender, negative covenants that may prohibit the Fund from making any amendments to its fundamental policies, financial covenants that may require the
Fund to maintain a 3:1 asset coverage ratio, and/or investment covenants that may require the Fund to limit its investment in a particular asset class. There can be no assurance that the Fund will enter into an agreement for a credit facility at all or on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of
Preferred Shares or debt securities. The Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.

                                       28

      The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of
Fund securities.

      Preferred Shares. Although the Fund does not currently anticipate it will employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, it may do so in the future upon the approval of the Board of Trustees. Any issued Preferred Shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, was at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of the Preferred Shares. In addition, if the Fund issues Preferred Shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in Common Shares of the
Fund) or distribution upon the Common Shares of the Fund, or the purchase of any such Common Shares, unless in every such case the Preferred Share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above)
after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect two Trustees at all times and, if dividends on Preferred Shares shall be unpaid in an amount equal to two full years' dividends on such Preferred Shares, to elect a majority of the Trustees. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred
Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

EFFECTS OF LEVERAGE

      The following table is furnished in response to requirements of the SEC.
It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%,
0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

      As assumed in the table below, if the Fund's leverage through borrowings represent approximately 30% of the Fund's Managed Assets at an estimated annual interest expense rate of 1.50%, the return generated by the Fund's portfolio
(net of estimated expenses) must exceed 0.45% in order to cover such costs related to the Fund's borrowings. Of course, these numbers are merely estimates used for illustration. Actual interest expense rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act.

      Assumed Portfolio Total Return (Net of Expenses) ......   -10%      -5%        0%        5%      10%
      Common Share Total Return .............................  -14.91%   -7.77%    -0.64%     6.49%   13.63%

      Common Share total return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying leverage costs) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the
Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

                                     RISKS

PRINCIPAL RISKS

      Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "--Other Risks Relating to the Fund" below and "Additional
Information About the Fund's Investments and Investment Risks" in the SAI.

NO OPERATING HISTORY

      The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

                                       29

INVESTMENT AND MARKET RISK

      An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.
Accordingly, an investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your
Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

      Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

GENERAL ECONOMIC AND MARKET CONDITIONS

      The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in its suffering losses.

RECENT MARKET CIRCUMSTANCES

      The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it invests.
The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund's portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers' ability to make interest payments or distributions to the Fund.

      A recent outbreak of respiratory disease caused by a novel and highly contagious form of coronavirus was first detected in Wuhan City, Hubei Province,
China and has as of March 11, 2020, been characterized by the World Health
Organization as a pandemic. On March 13, 2020, the President of the United
States declared the outbreak a national emergency. The virus, named "SARS-CoV-2"
(sometimes referred to as the "corona virus" and abbreviated as "COVID-19"), has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets. The global impact of the outbreak is rapidly evolving, and many countries, including the United States and various
European countries, have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures.
Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries. As
COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. There are no comparable recent events in the United States that provide guidance as to the effect of the spread of COVID-19 and a potential pandemic on the economy as a whole and, consequently, the Fund. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it cannot be determined at this time whether such stimulus measures will have a stabilizing economic effect.

      As a result of these recent market circumstances, the markets for credit instruments are currently experiencing deteriorating conditions that could cause periods of extreme illiquidity and volatility. These conditions may exist for a prolonged period of time and could recur from time to time in the future. Such periods may be subject to market uncertainty and consequent repricing risk that could lead to market imbalances of sellers and buyers, which in turn could result in significant valuation uncertainties in a variety of debt securities and also result in sudden and significant valuation declines in the Fund's holdings. Moreover, such periods could result in widening credit spreads and a lack of price transparency. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common
Shares. See "--Liquidity Risk."

                                       30

      During periods of extreme illiquidity and volatility in the credit markets, issuers of debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue.
The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of high yield debt securities and Senior Loans, to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

      The instability in the financial markets in the recent past led the U.S.
government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, such as implementing stimulus packages, providing liquidity in fixed income, commercial paper and other markets, and providing tax breaks, among other actions. Current market conditions resulting from the COVID-19 crisis have led and may continue to lead to further such actions. See "--Recent Market
Circumstances." U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an
"emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK

      Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment's issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund's income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect an instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.

      In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

      Below investment grade securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as
"junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii)
greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v)
volatility; and (vi) illiquidity.

      Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of the Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial

                                       31

condition of such issuer. The Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong.
Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the
Fund as a holder of such distressed securities may not be clear.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers. See "--Recent Market Circumstances."

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. See "--Liquidity Risk."

DEBT SECURITIES RISK

      In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

          o   Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

          o   Extension Risk--This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

          o   Liquidity Risk--Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

          o   Spread Risk--Wider credit spreads and decreasing market values typically represent a deterioration of the debt security's credit soundness and a perceived greater likelihood or risk of default by the issuer.

          o   Limited Voting Rights--Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

          o   Prepayment/Reinvestment Risk--Many types of debt securities, including floating rate loans, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund's higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as high a yield, causing the Fund's yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans. The effect of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility.
              Interest-only and principal only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

                                       32

CORPORATE DEBT OBLIGATIONS RISK

      The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer term corporate debt obligations is generally more sensitive to changes in interest rates than is the market value of shorter term corporate debt obligations. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors'
perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Corporate debt obligations rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. See "--Credit and Below Investment Grade
Securities Risk." See also "--Debt Securities Risk."

SENIOR LOAN RISK

      Senior Loans are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund's NAV. Other factors
(including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of
Senior Loans and other debt obligations, impairing the Fund's NAV. If a borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all.

      The Fund will invest in Senior Loans rated below investment grade, which are commonly referred to as "junk" or "high yield" securities and considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's NAV and income distributions. See "--Credit and Below Investment Grade Securities
Risk." During an economic downturn, the Fund may experience a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior
Loan's value.

      Senior Loans are structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes.
See "--Other Risks Associated with Loans--Interest Rate and Interest Rate
Benchmarks."

      Senior Loans are generally not registered with the SEC or state securities commissions, and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.
Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisor. See "--Other Risks Associated with Loans--Valuation and
Liquidity"

      Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal. The Fund's investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates.
In the case of loans to a non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. In the event of a decline in the value of the already pledged collateral, if the terms of the Senior Loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans. Senior Loans that are under-collateralized involve a greater risk of loss. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. For example, if a borrower defaults, insolvency laws may limit the Fund's access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower.

                                       33

      If a borrower defaults on a collateralized Senior Loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower's obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Advisor determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

      Some Senior Loans are subject to the risk that a court, pursuant to equitable subordination or other similar laws, could subordinate the Senior
Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as the Fund. Such court action could under certain circumstances include invalidation of Senior Loans. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior
Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. See "--Lender
Liability Risk."

      Any new legislation or federal or state regulations that require financial institutions to increase their capital requirements may cause financial institutions to dispose of Senior Loans on their balance sheets that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

      The Fund may acquire Senior Loans through participations or assignments.
The purchaser of a participation typically succeeds to all the rights and obligations of the participating institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the participating institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, in certain circumstances the
Fund may not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the
Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

      When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

      The Fund may obtain exposure to Senior Loans through the use of derivative instruments. The Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. See
"--Total Return Swaps Risk" and "--Credit Default Swaps Risk."

INTEREST RATE RISK

      Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the
Fund's value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. Therefore, there is a risk that interest rates will rise, which will likely cause the Fund's debt security prices to fall. See "--LIBOR Risk."

                                       34

SEVEN-YEAR TERM RISK

      The Fund intends to terminate on or about the Termination Date. Because the assets of the Fund will be liquidated in connection with the termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund's portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the Termination Date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant.
Moreover, as the Fund approaches the Termination Date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

      Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date. See "--Credit and Below Investment Grade
Securities Risk."

      The Fund's investment objective and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment on the Termination Date. When terminated, the Fund's final distribution will be based upon its NAV at the end of the term and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment.

SUBORDINATED DEBT INSTRUMENTS RISK

      Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests.
Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund's interests as a debt investor.

SHAREHOLDER ACTIVISM RISK

      Shareholder activism, which could take many forms, including making public demands that the Fund consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Fund's governance and/or management, and commencing proxy contests to attempt to elect the activists'
representatives or others to the Fund's Board of Trustees or seeking a tender offer or liquidation of the Fund. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. Due to the potential volatility of the Fund's stock price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism.
Shareholder activism could result in substantial costs and divert management's and the Fund's Board's attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund's stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term shareholders.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

      The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Advisor's judgments about the attractiveness, value and potential appreciation of particular asset classes,

                                       35

sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

      In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

OTHER RISKS ASSOCIATED WITH LOANS

      Investments in loans (including loans other than Senior Loans) are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below investment grade securities.

      Interest Rate and Interest Rate Benchmarks. The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level.
Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

   Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between
30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer.
Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund's NAV as a result of changes in interest rates.
Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment. See
"--LIBOR Risk."

      Certain loans may permit the borrower to change the base lending rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

      Valuation and Liquidity. Investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline.

      Opportunities to invest in loans or certain types of loans, including
Senior Loans, may be limited. Alternative investments may provide lower yields and may, in the Advisor's view, offer less attractive investment characteristics. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Fund. There also may be fewer loans made or available that the Advisor considers to be attractive investment opportunities, particularly during economic downturns. Also, lenders or agents may have an incentive to market only the least desirable loans to investors such as the
Fund. If the market demand for loans increases, the availably of loans for purchase and the interest paid by borrowers may decrease.

      Equity Securities. The acquisition of equity securities (e.g., common stock, preferred stock and securities convertible into common stock) may generally be incidental to the Fund's purchase of a loan. The Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. The Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high yield securities. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

                                       36

      Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan.
If a lender accelerates the repayment of a loan because of the borrower's violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

      Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be "covenant-lite." Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

      Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.

      Other Legal Risks. Recent case law has cast doubt on the ability of a purchaser of a loan, such as the Fund, to charge the same rate of interest as an originating entity after the loan has been sold by the originating entity. In
2015, the U.S. Court of Appeals for the Second Circuit issued a significant decision that interpreted the scope of federal preemption under the National
Bank Act (the "NBA") and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including, potentially, the Fund. At a minimum, non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws in those three states; in addition, a number of market participants, including, potentially, the Fund purchase loans from state-chartered banks promptly after origination and may seek to rely upon federal preemption to exempt the loans from state usury caps. The decision, although directly ruling on purchasers of national bank loans, could be applied by courts considering the scope of federal preemption under the Depository
Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks)
with respect to loans originated by state-chartered banks.

      The Second Circuit's decision appears to be contrary to other federal circuit court decisions and inconsistent with longstanding commercial practice.
Although the decision was appealed to the U.S. Supreme Court, the Court declined to consider it, leaving in place the Second Circuit's ruling. In February 2017, in further action following remand from the Second Circuit, the U.S. District
Court ruled that the choice of law provision, which selected Delaware rather than New York law, would not be enforced and that New York law should be applied for determining the applicable usury ceiling. The claims based on usury were also dismissed. The impact of the case is uncertain because the case ultimately settled in September 2019 without further action, and the Supreme Court could ultimately disagree with the ruling in a different case. In addition, the holding could be overturned, distinguished or otherwise limited by the subsequent litigation on similar issues in other cases in the Second Circuit. If the decision in this case were applied to lending activity more broadly, it is possible that certain loans made to borrowers in Connecticut, New York and
Vermont by originating banks at interest rates in excess of the local usury ceiling could be in jeopardy if assigned to a non-bank assignee if the ruling in this case is applied to them. As a result, if the Fund purchases or holds such loans (directly or indirectly) and litigation is brought to challenge their enforceability on similar grounds as this case, the Fund could suffer significant losses. Moreover, if the ruling in this case is applied in other jurisdictions, the enforceability of loans made through originating banks at interest rates in excess of a local usury ceiling may also be in jeopardy and the Fund could suffer losses if it purchases or holds such loans.

      The Colorado Attorney General has filed two actions against online lenders alleging that non-banks were collecting interest and fees in excess of the
Colorado usury laws. Motions to dismiss have been filed in the case which are awaiting decision. However, in a recent bankruptcy proceeding in Colorado, a federal judge rejected the holding in the above-referenced Second Circuit case and found that the high interest rate on a promissory note of a bank to a commercial borrower remained valid in the hands of a non-bank assignee. The debtor has appealed the decision to the District Court including theories based on such Second Circuit court decision. The Federal Deposit Insurance Corporation
(the "FDIC") and the Office of the Comptroller of the Currency (the "OCC") filed a joint amicus brief in the action challenging the Second Circuit court opinion stating that the court failed to consider the long standing legal principle that a loan that is valid when made does not become usurious when it is assigned and that not being able to engage in assignments of loans could lead to economic disruptions and negative consequences. The agencies also state that inherent in federal law is the right to assign loans and that failure to enforce contractual terms would significantly interfere with a bank's powers.

                                       37

      On November 18, 2019, the OCC issued a Notice of Proposed Rulemaking and, on November 19, 2019, the FDIC also issued a Notice of Proposed Rulemaking under their interest rate authority to codify in the Code of Federal Regulations the
"valid when made" doctrine affirming that the interest rate on loans is not subject to change when a loan is sold, assigned or otherwise transferred. The public comment period has ended for both proposals. If codified, the regulations would serve as authority contrary to the aforementioned Second Circuit court decision and courts would need to consider deference to those regulations of the federal banking regulators.

      In addition, loans and certain other forms of direct indebtedness may not be classified as "securities" under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

SECOND LIEN LOAN RISK

      A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the interest.
Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

      Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on.
Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the borrower. Second lien loans also share the same risks of other below investment grade debt instruments. See "--Credit and Below Investment Grade Securities Risk."

LIBOR RISK

      The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank
Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies.
LIBOR may be a significant factor in determining the Fund's payment obligations under a derivative investment, the cost of financing to the Fund or an investment's value or return to the Fund, and may be used in other ways that affect the Fund's investment performance. In July 2017, the Financial Conduct
Authority, the United Kingdom's financial regulatory body, announced that after
2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where
LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund.
Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments.

      Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern.
All of the aforementioned may adversely affect the Fund's performance or NAV.
It is difficult to predict the full impact of the transition away from LIBOR on the Fund or its investments.

                                       38

LENDER LIABILITY RISK

      A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

      In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Advisor may hold equity or other interests in obligors of the
Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

DEFAULTED AND DISTRESSED SECURITIES RISK

      The Fund may invest in securities that may be in default or
distressed--i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

      The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment on defaulted or distressed securities. The
Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the defaulted or distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to defaulted or distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of defaulted or distressed securities, the Fund may be restricted from disposing of such securities.

      The Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.
Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower's loans or adversely affect the Fund's rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the
Fund. For example:

          o   Other creditors might convince the court to set aside a loan or the collateralization of the loan as a "fraudulent conveyance" or
              "preferential transfer." In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

          o   A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

          o   The court might discharge the amount of the loan that exceeds the value of the collateral.

          o   The court could subordinate the Fund's rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the
              Fund's investment.

                                       39

LEVERAGE RISK

      Any senior securities issued by the Fund will have seniority over the
Common Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common
Shareholders including:

          o   the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

          o   the risk that fluctuations in interest rates on borrowings and other associated costs of leverage will reduce the return to the
              Common Shareholders or will result in fluctuations in the
              dividends paid on the Common Shares;

          o   the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

          o   when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the
              Fund did not use leverage.

      There is no assurance that a leveraging strategy will be successful. The
Fund may continue to use leverage if the benefits to the Fund's Common
Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

      The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or purchase
Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on
Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders may have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the
Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Use of Leverage."

      The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other senior securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act.

      While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common
Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

NON-U.S. SECURITIES RISK

      The Fund may invest a portion of its assets in securities of non-U.S.
issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv)
the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of

                                       40

non-U.S. currency exchanges or otherwise; and (vii) withholding and other
non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

      Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the
U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for a servicer to pursue non-U.S. borrowers.
In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the
Fund. Loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

EMERGING MARKETS RISK

      Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country's dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

      Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Fund may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

      In addition, emerging market countries' exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund's assets are uninvested and no return is earned thereon. The Fund's inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

                                       41

FOREIGN CURRENCY RISK

      Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund's investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary
Fund, and currency controls or other political and economic developments in the
U.S. or abroad.

COMMON STOCK AND WARRANTS RISK

      The Fund may hold common stocks and warrants to purchase common stocks.
Common stocks and warrants have a subordinate claim on an issuer's assets as compared with debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock or warrant held by the Fund. In addition, the prices of common stocks and warrants are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks and warrants to which the Fund has exposure.
Common stock and warrant prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks and warrants in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks and warrants of smaller companies are more sensitive to these changes than those of larger companies. Common stock and warrant risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund changes.

LIQUIDITY RISK

      Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the
Fund's investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions.
When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund's performance and may cause the Fund to hold an investment longer than the Advisor would otherwise determine. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's NAV. In addition, if the Fund sells investments with extended settlement times (e.g., Senior Loans), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The
Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund's performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the
Fund, due to the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund's assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments.
It may be more difficult for the Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments. Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

RISKS OF INVESTING IN DERIVATIVE TRANSACTIONS

      Investing in derivative transactions has risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction;
and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative

                                       42

contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

      The SEC recently re-proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. Such rules have not yet been adopted and therefore the full extent of the rules and their ultimate impact on the Fund is uncertain at this time.

SWAPS RISK

      A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

TOTAL RETURN SWAPS RISK

      Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, derivatives or indices, during the specified period in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). The Fund anticipates that, under its total return swaps, if any, it will pay the counterparty a regular, set payment at an agreed rate of return and, in return, will receive a payment which is equal to the performance of the underlying assets. Total return swaps are subject to the risk that a counterparty will default on its payment obligations. In the event that the performance of the relevant assets is less than the agreed rate, the Fund will be required to make further payments to the total return swap counterparty in respect of such shortfalls. The Fund will not be able to replicate exactly the performance of the relevant underlying assets because the total return generated by the Fund's investment in a total return swap will be reduced by certain costs and expenses. In addition, total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. See "--Leverage Risk."

CREDIT DEFAULT SWAPS RISK

      The "buyer" in a credit default contract is obligated to pay the "seller"
a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or
"par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the
Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer)
will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.
As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under "--Leverage
Risk." The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act.
Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

                                       43

UNRATED SECURITIES RISK

      Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating and value.
To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the creditworthiness analysis by the Advisor than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

VALUATION RISK

      When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See
"Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

MARKET DISRUPTION AND GEOPOLITICAL RISK

      Various market risks can affect the price or liquidity of an issuer's securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as high yield bonds and loans, may become highly illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.

      Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

      The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable.
Legislation or regulation also may change the way in which the Fund or the
Advisor are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

      Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries.

                                       44

      Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

CREDIT RATING AGENCY RISK

      Credit ratings are determined by credit rating agencies such as S&P,
Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

SENIOR LOAN AGENT RISK

      Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. A financial institution's employment as an agent under a
Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

INFLATION/DEFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common
Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

DURATION RISK

      Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields).
Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates (or yields). For example, if a portfolio of debt securities has an average duration of three years, its value can be expected to fall about 3% if interest rates (or yields) rise by 1%. Conversely, the portfolio's value can be expected to rise about 3% if interest rates (or yields)
fall by 1%. As the value of a security changes over time, so will its duration.
Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

ILLIQUID/RESTRICTED SECURITIES RISK

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                                       45

POTENTIAL CONFLICTS OF INTEREST RISK

      The Advisor and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, the Advisor advises other investment funds or accounts with the same or substantially similar investment objective(s) and strategies as the Fund. As a result, the Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

      To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts managed by the Advisor, the Advisor may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer's capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Advisor, accounts in which the Advisor has an interest, or accounts which pay the Advisor higher fees or a performance fee.
These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Advisor, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Advisor, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

      In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Advisor believes it would be in the Fund's best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Advisor believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. In some cases, to avoid the potential of future prohibited transactions, the Advisor may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the
Advisor's then-current allocation policy and any applicable exemptions.

      In certain circumstances, the Advisor may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Advisor or an affiliate of the Advisor. In other circumstances, the Advisor will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Advisor from transacting in a security or instrument. These restrictions may adversely impact the Fund's performance.

      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor or its affiliates may provide more services to some types of funds and accounts than others.

      There is no guarantee that the policies and procedures adopted by the
Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the SAI.

                                       46

      In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage.
Therefore, the Advisor has a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and the Common Shareholders of the Fund.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION AND BY-LAWS

      The Fund's Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See
"Certain Provisions in the Declaration of Trust and By-Laws."

      In addition, the Declaration contains provisions governing the bringing of claims or demands by shareholders against the Fund, including a forum selection provision and the waiver of jury trials to the fullest extent permitted by law.
These provisions could have the effect of discouraging suits by shareholders or making them more costly to bring. If a demand is rejected in accordance with the
Declaration, the complaining shareholders will be responsible, jointly and severally, for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the
Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs, including attorneys' fees.

      The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District
Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of
Suffolk Superior Court in Massachusetts (the "Chosen Courts"). Except as
prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys' fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

      The provisions of the Declaration, any By-laws of the Fund, including the procedures applicable to derivative claims, Chosen Courts, and waiver of jury trial, and any contract or agreement entered into by the Fund governed by applicable state law do not affect, waive or limit the rights of any shareholder with respect to any claims arising under any provision of the 1933 Act, the
Securities Exchange Act of 1934, as amended (the "1934 Act"), or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions regarding Chosen Courts and waiver of jury trials limit a shareholder's right to bring claims against the Fund in a court a shareholder might deem preferable. A court may choose not to enforce these provisions. See "Certain Provisions in the Declaration of Trust and By-Laws."

OTHER RISKS RELATING TO THE FUND

TECHNOLOGY RISK

      As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

CYBER SECURITY RISK

      The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of
Fund shareholders to transact business and the Fund to process transactions;
inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In

                                       47

addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

PORTFOLIO TURNOVER RISK

      The Fund's annual portfolio turnover rate may vary from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is initially anticipated to be between 35%
and 75% under normal circumstances. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's expenses as well as current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See "Federal Tax Matters."

EARNINGS RISK

      The Fund's limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund's ability to maintain its dividend.

TAX RISKS

      The Fund intends to elect to be treated and to qualify each year as a
"regulated investment company" (a "RIC") under the Internal Revenue Code of
1986, as amended (the "Code"). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the
Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the
Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. See "Federal Tax Matters."

TEMPORARY DEFENSIVE STRATEGIES RISK

      When the Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Common
Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

      The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common
Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the
Fund's Common Shares are trading at a premium, the Fund may also issue Common
Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for
Common Shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      General oversight of the duties performed by the Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the
Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the
Fund" in the SAI.

                                       48

INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois
60187, is the investment adviser to the Fund. First Trust Advisors L.P. serves as investment adviser or portfolio supervisor to investment portfolios with approximately $127 billion in assets which it managed or supervised as of April
30, 2020.

      First Trust Advisors L.P. will be responsible for the day-to-day management of the Fund's portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

      First Trust Advisors L.P. is an Illinois limited partnership formed in
1991 and an investment adviser registered with the SEC under the Investment
Advisers Act of 1940, as amended. First Trust Advisors L.P. has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners.
Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The
Charger Corporation is an Illinois corporation controlled by James A. Bowen,
Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

      William Housey, CFA, Senior Portfolio Manager, Orlando Purpura, CFA,
Co-Portfolio Manager, and Jeffrey Scott, CFA, Co-Portfolio Manager, will be responsible for implementing portfolio management decisions for the Fund.

      WILLIAM HOUSEY, CFA -- MANAGING DIRECTOR OF FIXED INCOME, SENIOR PORTFOLIO
MANAGER. Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior
Portfolio Manager for the Leveraged Finance Investment Team and has 24 years of investment experience. Mr. Housey is a Managing Director of Fixed Income and is
also a member of the First Trust Strategic Model Investment Committee and the
Fixed Income Sub-Committee. Prior to joining First Trust, Mr. Housey was at
Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen
Funds, Inc., for 11 years where he last served as Executive Director and
Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high yield bonds, credit derivatives and corporate restructurings. Mr.
Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A.
in Finance as well as Management and Strategy from Northwestern University's
Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and
Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.
Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

      ORLANDO PURPURA, CFA, CMT -- SENIOR VICE PRESIDENT, CHIEF CREDIT OFFICER,
PORTFOLIO MANAGER. Mr. Purpura joined First Trust Advisors L.P. in May 2013 as
Chief Credit Officer and Portfolio Manager for the Leveraged Finance Investment
Team and has 30 years of investment industry experience. Mr. Purpura is also a member of the First Trust Strategic Model Fixed Income Sub-Committee. Prior to
joining First Trust, Mr. Purpura was at Allstate Investments LLC where he served as Portfolio Manager in the Equity Special Situations Group that invested in the public equity of companies in various stages of distress. Additionally, he also was a Portfolio Manager in the Private Placement Group where he completed corporate restructurings and workouts for troubled credits held in the investment portfolio. Prior to Allstate Investments, Mr. Purpura was a founding partner at Tall Tree Investment Management LLC, an institutional money manager that focuses on Senior Secured Bank Loans in structured finance vehicles. Before moving to Tall Tree, Mr. Purpura was a Senior Distressed Debt Analyst and
Workout specialist at Van Kampen Investments where he specialized in leading the credit oversight and trading strategy for workouts and restructurings across various industries. In the early 1990s, Mr. Purpura began his credit career at
Sanwa Business Credit Corporation that specialized in below investment grade non-traditional lending and leasing. Mr. Purpura received a B.S. in Finance from
Elmhurst College and an M.B.A. in Finance from DePaul University. Mr. Purpura holds the Chartered Financial Analyst designation and is a member of the CFA
Institute and the CFA Society of Chicago. He also holds the Chartered Market
Technician designation and is a member of the Market Technicians Association,
Chicago Chapter.

      JEFFREY SCOTT, CFA -- SENIOR VICE PRESIDENT, DEPUTY CREDIT OFFICER,
PORTFOLIO MANAGER. Mr. Scott is Deputy Credit Officer and Portfolio Manager for
the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 30
years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management.
Prior to joining First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van
Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic
Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from
Elmhurst College and an M.B.A. with specialization in Analytical Finance and
Econometrics and Statistics from the University of Chicago. He also holds the
Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

                                       49

      For additional information about the Advisor, including a description of the services provided and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see
"Investment Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

      Pursuant to an investment management agreement between the Advisor and the
Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.35% of Managed Assets.

      For purposes of calculating the management fee, the Fund's "Managed
Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred
Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability, and the Fund's derivative investments will be valued at their market value, as opposed to their notional value.

      In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

      Because the fee paid to the Advisor will be calculated on the basis of the
Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of its management fees will be higher (and the Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 30% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.93% of net assets attributable to Common Shares.

      A discussion regarding the basis for approval by the Board of Trustees of the Fund's investment management agreement with the Advisor will be available in the Fund's Semi-Annual Report to Shareholders for the period ended November 30,
2020.

                                NET ASSET VALUE

      The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m.
New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed
Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

      The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

      The high yield debt securities in which the Fund may invest may not be listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market-makers exist. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans held by the Fund than for other types of assets held by the Fund.

                                       50

      Typically, Senior Loans and certain other high yield debt securities are valued using information provided by an independent third party pricing service.
If the pricing service cannot or does not provide a valuation for a particular security (which is the case for most, if not all, unlisted investments) or such valuation is deemed unreliable, the Fund may value it at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

      Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

          o   the fundamental business data relating to the issuer;
          o   an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;
          o   the type, size and cost of the security;
          o   the financial statements of the issuer;
          o   the credit quality and cash flow of the issuer, based on the
              Advisor's or external analysis;
          o   the information as to any transactions in or offers for the security;
          o   the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
          o   the coupon payments;
          o   the quality, value and saleability of collateral, if any, securing the security;
          o   the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
          o   the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and
          o   other relevant factors.

      Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.
Valuation of short-term cash equivalent investments will be at amortized cost.

                                 DISTRIBUTIONS

      The Fund intends to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial monthly distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have their monthly distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan" below.

      Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the
Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a
RIC for U.S. federal income tax purposes. See "Federal Tax Matters."

                                       51

      From time to time, portions of the Fund's distributions may constitute a return of capital. A return of capital to Common Shareholders is a return of a portion of their original investment in the Fund and does not represent net income or profit. A return of capital would reduce a Common Shareholder's tax basis in its Common Shares, which could result in higher taxes when the Common
Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares.

      The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distribution at any time upon notice to Common Shareholders.

                           DIVIDEND REINVESTMENT PLAN

      If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by
Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common
Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by
Computershare Inc., as dividend paying agent.

      You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i)
NAV per Common Share on that date or (ii) 95% of the market price on that date;

      (2) If Common Shares are trading below NAV at the time of valuation, the
Plan Agent will receive the dividend or distribution in cash and will purchase
Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common
Shares may increase before the Plan Agent has completed its purchases.
Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

      You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a book entry statement for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

      The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

      There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvesting dividends and distributions will not affect a
Common Shareholder's tax liability on those dividends and distributions. See
"Federal Tax Matters."

      If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

      Neither the Fund nor the Plan Agent shall be liable with respect to the
Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

                                       52

      The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
Additional information about the Plan may be obtained from the Plan Agent,
Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000,
with overnight correspondence being directed to Computershare Trust Company,
N.A., P.O. Box 505000, Louisville, KY 40233-5000. Participants can also contact the Plan Agent through the Plan Agent's website at
www.computershare.com/investor or by telephone at (866) 340-1104.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The Declaration authorizes the issuance of an unlimited number of Common
Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of
Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of
Trustees in its sole discretion) or rights to cumulative voting.

      The Fund intends to apply to list the Common Shares on the New York Stock
Exchange. The trading or "ticker" symbol of the Common Shares is expected to be
"FTHY." The Fund intends to hold annual meetings of shareholders so long as the
Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Any such meeting initially called to be held in any given calendar or fiscal year shall be deemed to be an annual meeting for that calendar or fiscal year, if so designated by the Board of
Trustees, even if the actual date of the meeting is in a subsequent calendar or fiscal year, due to postponements, adjournments, delays or other similar events or circumstances. In the event that such a meeting is not held within such calendar or fiscal year if so required by the national securities exchange on which the Common Shares are listed, for whatever reason, a subsequent special meeting may be called by the Board of Trustees and held in lieu of such meeting with the same effect as if held within that year and such meeting shall be deemed to be an annual meeting.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise.
Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the
Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

      The Declaration provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common
Shareholders. Common Shareholders have no preemptive right to purchase any
Preferred Shares that might be issued.

      The Fund may elect to issue Preferred Shares as part of its leverage strategy. See "Use of Leverage--Preferred Shares." However, the Fund does not currently anticipate it will issue Preferred Shares within 12 months of the date of this prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the
Declaration, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.
The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred
Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of
Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

                                       53

      Voting Rights. The 1940 Act requires that the holders of any Preferred
Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of
Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii)
take any action requiring a vote of security holders under Section 13(a) of the
1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws."
As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding.
The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the
Declaration, holders of Preferred Shares will have equal voting rights with
Common Shareholders (one vote per share, unless otherwise required by the 1940
Act) and will vote together with Common Shareholders as a single class.

      The affirmative vote of the holders of a majority of the outstanding
Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred
Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares.
The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase
Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the
Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's
Declaration. The Board of Trustees, without the approval of the Common
Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the
Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but by action of two-thirds of the Trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of Trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the
Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Removal of a Trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the Trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of Trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of
Trustees.

      The Declaration generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a
Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the
Declaration gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common
Shareholder approval if the 1940 Act would not require such approval, and except as described in the paragraph below. The Declaration further provides that the
Board of Trustees may amend the Declaration in any respect without Common

                                       54

Shareholder approval, except for the provisions relating to reorganizations of the Fund described in the paragraph below. The Declaration, however, prohibits amendments to certain provisions relating to the term of the Fund and amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

      The Declaration provides that the Fund in ordinary circumstances will terminate on or about August 1, 2027. The Fund's Board of Trustees may terminate the Fund prior to this date. The Declaration provides also that the Fund's term may be extended by the Board of Trustees, without a vote of Common Shareholders, for one period of up to six months. In addition, although generally the Trustees may authorize most reorganizations or mergers between the Fund and another entity, in the event that such a transaction would result in the shareholders of the Fund becoming shareholders of another entity with a term and/or termination provisions inconsistent in any material respect with the term provisions described above in this paragraph, such transaction would require the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, provided, however, that if such transaction has been previously approved by the affirmative vote of two-thirds of the
Trustees, then a vote of the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end management investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration),
(3) a sale, lease or exchange of all or substantially all of the Fund's assets
(only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions.
However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then a Majority Shareholder Vote is required. In addition, if there are then Preferred Shares outstanding, with respect to item (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the
Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class; provided, however, that such separate class vote shall be by a Majority
Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a
Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the
Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a

                                       55

merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of
Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common
Shareholders.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a
Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the
Fund.

      The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees by no less than three shareholders who together hold not less than 5% of the voting power of the Fund or, if brought in the right of or name of or on behalf of a class, the affected class none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining shareholder (other than as shareholders of the Fund). The
Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the
Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

      If a demand is rejected as set forth above, the complaining shareholders will be responsible, jointly and severally, for the costs and expenses
(including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs, including attorneys' fees.

      The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District
Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of
Suffolk Superior Court in Massachusetts (the "Chosen Courts"). Except as
prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys' fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

      The provisions of the Declaration, any By-laws of the Fund, including the procedures applicable to derivative claims, Chosen Courts, and waiver of jury trial, and any contract or agreement entered into by the Fund governed by applicable state law do not affect, waive or limit the rights of any shareholder with respect to any claims arising under any provision of the 1933 Act, the 1934
Act or the 1940 Act, or any rule, regulation or order of the Securities and
Exchange Commission thereunder. The provisions regarding Chosen Courts and waiver of jury trials limit a shareholder's right to bring claims against the
Fund in a court a shareholder might deem preferable. A court may choose not to enforce these provisions.

      Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

                                       56

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                        AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

      Closed-end funds differ from open-end management investment companies
(commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

      However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the
Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the
Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

      Shares of closed-end funds frequently trade at a discount to their NAV.
Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, the trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

      There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their
Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

      Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the
Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor currently does not anticipate that repurchases of
Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

                                       57

CONVERSION TO OPEN-END FUND

      The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are
Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required;
provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company.
The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company.
Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.
If the Fund were converted to an open-end fund, it is likely that new Common
Shares would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      Fund Status. The Fund intends to elect and to qualify annually as a
"regulated investment company," commonly known as a "RIC," under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a RIC and distributes its income as required by tax law, the Fund generally will not pay federal income taxes.

      For federal income tax purposes, you are treated as the owner of Common
Shares and not of the assets held by the Fund. Taxability issues are taken into account at the Fund level. Your federal income tax treatment from the Fund is based on the distributions paid by the Fund.

      Distributions. Fund distributions will generally be taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions into ordinary dividends, capital gains dividends and returns of capital. Income reported is generally net of expenses. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions will be applied against and reduce your tax basis in your Common Shares. To the extent that the amount of any distribution exceeds your tax basis in your Common Shares, the excess will be treated as gain from a sale or exchange of your Common Shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

                                       58

      Income from the Fund may also be subject to a 3.8% "Medicare tax." This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      Deemed Distributions. The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common Shareholders of record as of the end of the Fund's taxable year will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

      Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

      If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

      Taxation of Capital Gains and Losses and Certain Ordinary Income
Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (generally 0% or 15% for certain taxpayers not in the top tax brackets).

      Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.
The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

      A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

      Foreign Tax Credit. If at least 50% of the value of the total assets of the Fund (at the close of the taxable year) is represented by foreign securities or at least 50% of the value of the total assets of the Fund (at the close of each quarter of the taxable year) is represented by interests in other RICs, the tax statement that you receive may include an item showing foreign taxes the
Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

      You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Common Shares.

      Investments in Certain Foreign Corporations. The Fund may invest a portion of its portfolio in Senior Loans of non-U.S. borrowers. Because of the nature of
Senior Loans, there is an increased risk that a portion of the Senior Loans may be recharacterized as equity for U.S. federal income tax purposes. If the Fund holds an equity interest in any "passive foreign investment companies"
("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least
50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such

                                       59

taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

      Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the
Internal Revenue Service.

      FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"),
distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S.
owners. Dispositions of Common Shares by such persons may be subject to such withholding; however, proposed regulations may eliminate the requirement to withhold on dispositions.

      Alternative Minimum Tax. As with any taxable investment, non-corporate investors may be subject to the federal alternative minimum tax on their income
(including taxable income from the Fund), depending on their individual circumstances.

      Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                       60

                                  UNDERWRITERS

      Under the terms and subject to the conditions in an underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC is acting as representative (the
"Representative"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

                                                                           NUMBER OF
    UNDERWRITER                                                          COMMON SHARES
    Morgan Stanley & Co. LLC ...........................................
    Oppenheimer & Co. Inc. .............................................
    RBC Capital Markets, LLC ...........................................
    Stifel, Nicolaus & Company, Incorporated ...........................
    BB&T Capital Markets, a division of BB&T Securities, LLC ...........
    Alexander Capital, L.P. ............................................
    B. Riley FBR, Inc. .................................................
    Brookline Capital Markets, a Division of Arcadia Securities, LLC ...
    D.A. Davidson & Co. ................................................
    Incapital LLC ......................................................
    Janney Montgomery Scott LLC ........................................
    JonesTrading Institutional Services LLC ............................
    Ladenburg Thalmann & Co. Inc. ......................................
    Maxim Group LLC ....................................................
    Newbridge Securities Corporation ...................................
    Pershing LLC .......................................................
    Synovus Securities, Inc. ...........................................
    Wedbush Securities Inc. ............................................
    Wintrust Investments, LLC ..........................................
                                                                          -------------
      Total ............................................................
                                                                          =============
      The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken.
However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

      The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a
concession not in excess of $     per Common Share under the public offering
price. Investors must pay for any Common Shares purchased in this offering on or
before               , 2020.

      The Fund has granted to the Underwriters an option, exercisable for 45
days from the date of this prospectus, to purchase up to       additional Common
Shares at the public offering price listed on the cover page of this prospectus.
The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common
Shares offered by this prospectus. To the extent the option is exercised, each
Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

      The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds to the Fund.
These amounts are shown assuming both no exercise and full exercise of the
Underwriters' option to purchase up to an additional        Common Shares.

                                 PER SHARE      NO EXERCISE     FULL EXERCISE
                                 ---------      -----------     -------------
      Public offering price      $20.00         $               $
      Sales load                 $0.00          $0.00           $0.00
      Proceeds to the Fund       $20.00         $               $

      The compensation and fees paid to the Underwriters described below under
"--Additional Compensation to be Paid by the Advisor" are not reimbursable to the Advisor by the Fund and are therefore not reflected in the table above.

                                       61

      The Advisor (and not the Fund) will pay all organizational expenses of the
Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor.

      The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common
Shares offered by them.

      In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($2,000).

      The Fund intends to apply to list its Common Shares on the NYSE, subject to notice of issuance, under the symbol "FTHY".

      The Fund has agreed that, without the prior written consent of the
Representative on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

          o   offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for
              Common Shares;

          o   file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

          o   enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

      The restrictions described in the immediately preceding paragraph do not apply to:

          o   the sale of Common Shares to the Underwriters;

          o   any Common Shares issued pursuant to the Plan; or

          o   any Preferred Share issuance.

      The Representative, in its sole discretion, may release the Common
Shares and other securities subject to the lock-up agreement described above in whole or in part at any time with or without notice.

      In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common
Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the
Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common
Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The
Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the
Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an
Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

      The Fund, the Advisor, and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

      A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representative may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representative to Underwriters that may make Internet distributions on the same basis as other allocations.

                                       62

      Prior to this offering, there has been no public market for the Common
Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor and the Representative. There can be
no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the
Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

      Prior to the public offering of the common shares, First Trust Portfolios
L.P., an affiliate of the Advisor ("FTP"), purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940
Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, FTP owned 100% of the Fund's outstanding Common Shares and therefore may be deemed to control the
Fund until such time as it owns less than 25% of the Fund's outstanding Common
Shares, which is expected to occur upon the closing of this offering.

      The Fund anticipates that the Representative and certain other
Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be
Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

      The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage services to the Fund, certain of its executive officers and affiliates and the Advisor and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

      No action has been taken in any jurisdiction (except in the United States)
that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required.
Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

      The principal business address of Morgan Stanley & Co. LLC is
1585 Broadway, New York, New York 10036.

ADDITIONAL COMPENSATION PAID BY THE ADVISOR

      The Advisor (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC, from its own assets, an upfront structuring and syndication fee in the amount of
$     for advice and services relating to the structure and design of the Fund as well as services related to the sale and distribution of the Common Shares.
If the over-allotment option is not exercised, the upfront structuring and
syndication fee paid to Morgan Stanley & Co. LLC will not exceed    % of the
total public offering price of the Common Shares. These services provided by
Morgan Stanley & Co. LLC to the Advisor are unrelated to the Advisor's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

      The Advisor (and not the Fund) has agreed to pay each of Oppenheimer & Co.
Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and
BB&T Capital Markets, a division of BB&T Securities, LLC, from its own assets,
an upfront fee in the amount of  $        , $        , $       and $       ,
respectively, for services related to the distribution of the Common Shares. If the over-allotment option is not exercised, the upfront fee paid to each of Oppenheimer & Co. Inc., RBC Capital Markets, LLC, Stifel, Nicolaus &
Company, Incorporated and BB&T Capital Markets, a division of BB&T Securities,
LLC will not exceed    %,    %,    % and    %, respectively, of the total public
offering price of the Common Shares. These services provided by these
Underwriters to the Advisor are unrelated to the Advisor's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

      The Advisor (and not the Fund) may also pay certain other qualifying
Underwriters and other dealers a structuring fee, a sales incentive fee or other additional compensation in connection with this offering.

      The amount of these structuring, syndication and other fees are calculated based on the total respective sales of Common Shares by these Underwriters and other dealers, including those Common Shares included in the Underwriters'
over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

      In addition, the Advisor (and not the Fund) has agreed to pay from its own assets, compensation of $0.40 per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed 2.00% of the total public offering price of the Common Shares.

                                       63

      Total underwriting compensation determined in accordance with Financial
Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows.
The Advisor has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by
FINRA of the terms of the sale of the Common Shares in an amount not to exceed
$30,000 in the aggregate, which amount will not exceed    % of the total public
offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters and the other dealers as referenced above in connection with this public offering of the
Common Shares, including expense reimbursement and all forms of structuring, syndication and other fee payments to the Underwriters, will not exceed 9.00% of the total public offering price of the Common Shares.

                                       64

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The custodian of the assets of the Fund is The Bank of New York Mellon,
240 Greenwich Street, New York, New York 10286. The Fund's dividend paying agent is Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, and the
Fund's transfer agent is Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., 250 Royall Street, Canton, Massachusetts
02021. Pursuant to an administration and accounting services agreement, The Bank of New York Mellon provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the
Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services.
As compensation for these services, the Fund has agreed to pay The Bank of New
York Mellon an annual fee, calculated daily and payable on a monthly basis, of
0.05% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL MATTERS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, Weil Gotshal &
Manges LLP, New York, New York, advised the Underwriters in connection with the offering of the Common Shares. Chapman and Cutler LLP and Weil, Gotshal & Manges
LLP may rely as to certain matters of Massachusetts law on the opinion of
Morgan, Lewis & Bockius LLP.

                                       65

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION

                                       66

                      This page intentionally left blank.


================================================================================

                                               SHARES

              FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TERM FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                              -------------------
                              P R O S P E C T U S

                                           , 2020
                              -------------------

                                 MORGAN STANLEY
                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                                     STIFEL
                              BB&T CAPITAL MARKETS
                            ALEXANDER CAPITAL, L.P.
                                  B. RILEY FBR
                           BROOKLINE CAPITAL MARKETS
                              D.A. DAVIDSON & CO.
                                   INCAPITAL
                            JANNEY MONTGOMERY SCOTT
                                  JONESTRADING
                               LADENBURG THALMANN
                                MAXIM GROUP LLC
                        NEWBRIDGE SECURITIES CORPORATION
                                  PERSHING LLC
                            SYNOVUS SECURITIES, INC.
                               WEDBUSH SECURITIES
                              WINTRUST INVESTMENTS

      Until           , 2020 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This
Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED JUNE 25, 2020

              FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TERM FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust High Yield Opportunities 2027 Term Fund (the "Fund") was
organized on April 24, 2020 as a Massachusetts business trust pursuant to a
Declaration of Trust. The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

      This Statement of Additional Information relating to the common shares of beneficial interest in the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated       (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common
Shares. Investors should obtain and read the Prospectus prior to purchasing such
Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the
Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).
Capitalized terms used but not defined in this Statement of Additional
Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated       .


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                      -1-

                              INVESTMENT OBJECTIVE

      Investment Objective. The Fund's investment objective is to provide current income. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing in high yield debt securities and other instruments.

      Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. Such securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objective and certain investment policies of the
Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any
      securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the
      Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the
      1940 Act), securities issued by other investment companies and cash items
      (including receivables) shall not be counted for purposes of this limitation;

              2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;


              5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or

              7. Purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

      For a discussion of the limitations imposed on the Fund's borrowings by the 1940 Act, please see the section entitled "Use of Leverage" in the Fund's
Prospectus.

      Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which includes
Common Shares and preferred shares of beneficial interest in the Fund
("Preferred Shares"), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class.
Under the 1940 Act, a "majority of the outstanding voting securities" means (i)
67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's
Prospectus.

PORTFOLIO COMPOSITION

      Short-Term Debt Securities; Temporary Investments and Defensive Position;
Invest-Up Period. During the period in which the net proceeds of the offering of
Common Shares are being invested, periods in which the proceeds from the

                                      -2-

issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, periods in which First Trust Advisors L.P. (the
"Advisor") determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, or the period in which the Fund is approaching its Termination Date, including when its assets are being liquidated in anticipation of its termination, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

      Cash and cash equivalents are defined to include, without limitation, the following:

              1. Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home
      Administration, Export-Import Bank of the United States, Small Business
      Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S.
      government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit
      Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the
      Federal National Mortgage Association and the Federal Home Loan Mortgage
      Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities.
      Consequently, the value of such securities may fluctuate.

              2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance
      Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              3. Repurchase agreements, which involve purchases of debt
      securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market rates. Such actions afford an opportunity for the Fund to invest

                                      -3-

      temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements for temporary or defensive purposes only with respect to obligations of the U.S.
      government, its agencies or instrumentalities; certificates of deposit; or
      bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes, issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the
      Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures)
      and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
      Investments in commercial paper for temporary or defensive purposes will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

              5. Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then
      "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

              6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated
      period of time at a fixed rate of interest. There may be penalties for the

                                      -4-

      early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

              7. The Fund may invest in shares of money market funds in
      accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

BELOW INVESTMENT GRADE AND UNRATED INVESTMENTS

      The Fund expects to substantially invest in securities rated below investment grade or securities that are unrated by credit rating agencies (but may be considered by the Advisor to be of comparable quality to below investment grade-rated securities). Below investment grade securities are commonly referred to as "high yield" securities or "junk bonds."

      Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

      The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities.

                                      -5-

      A general description of the ratings of securities by Moody's, S&P and
Fitch is set forth in Appendix A. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

      The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers'
creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities.

      The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's net asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities.
Accordingly, the Fund's success in achieving its investment objective may depend heavily on the analysis of the Advisor than if the Fund invested exclusively in higher-quality securities.

      High yield securities include securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these

                                      -6-

situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

      Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The
Fund must distribute substantially all of its income to shareholders to qualify for the favorable tax treatment afforded regulated investment companies ("RICs")
and their shareholders under the Internal Revenue Code of 1986, as amended (the
"Code"), and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

      Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

      Unrated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's creditworthiness. Accordingly, the Fund's success in achieving its investment objective may depend more heavily on the analysis of the Advisor than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

DEBT SECURITIES

      Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount on or before maturity. Certain debt securities in which the Fund may invest may be "perpetual" in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and of any maturity or duration, and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer's senior debt. See also "--Fixed Income
Securities" below.

      Corporate Debt Obligations. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal

                                      -7-

and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly. The Fund's investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

      Bonds. The Fund may invest in a wide variety of bonds of any maturity issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

FIXED INCOME SECURITIES

      The Fund may invest in fixed income securities, which generally also refers to debt securities, debt obligations and fixed income instruments. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Advisor, may seek to invest in those opportunities for the Fund as well.

      Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The

                                      -8-

rate of interest on fixed income securities may be fixed, floating, or variable.
Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

      Fixed income securities are subject to, among other risks, credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. The Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. If an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

      Changes by nationally recognized securities rating organizations
("NRSROs") in their ratings of any fixed income security or the issuer of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's performance.

      Because interest rates vary, it is impossible to predict the income, if any, for any particular period for the Fund that invests in fixed income securities. Fluctuations in the value of the Fund's investments in fixed income securities may adversely affect the Fund's performance.

      Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. In general, the value of a fixed income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the value of a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the value of portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond--i.e., one with no coupon or sinking-fund payments--has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

                                      -9-

      The Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of the Fund's investment in certain of these securities may depend on the Fund's right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

SENIOR LOANS

       Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities from emerging market countries, (collectively,
"Borrowers"). Senior Loans generally hold one of the most senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the
Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

      Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the
Lenders. The Fund may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. The Fund's investments in Senior Loans will primarily consist of assignments. Investments in participations are expected to represent a minor portion of the Fund's portfolio.

      The Fund will generally acquire Senior Loans of Borrowers that, among other things, the Advisor believes can make timely payments on their Senior
Loans and that satisfy other credit standards established by the Advisor. Senior
Loans generally have one of the most senior positions in a Borrower's capital structure or share the senior position with other senior debt securities of the
Borrower. This capital structure position generally gives holders of Senior
Loans a priority claim on some or all of the Borrower's assets in the event of default. All of the Fund's Senior Loan investments will be secured and will have a first lien priority on collateral of the Borrower.

      Senior Loans are typically rated below-investment grade. Below-investment grade securities are commonly referred to as "junk" or "high-yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below-investment grade securities are rated below
"BBB-" by S&P or Fitch, below "Baa3" by Moody's or comparably rated by another
NRSRO or, if unrated, determined by the Advisor to be of comparable credit

                                      -10-

quality at the time of purchase. See Appendix A to this Statement of Additional
Information for a description of Moody's, S&P's and Fitch's ratings.

SECOND LIEN LOANS

      The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower's obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related
Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the
Borrower's obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the
Borrower, including senior loans, second lien loans and other interests.
Unsecured loans may have fixed or adjustable floating rate interest payments.
Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

DEBTOR-IN-POSSESSION LOANS

      The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code.
Debtor-in-possession financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These debtor-in-possession loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process.
Debtor-in-possession financings are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor).
Debtor-in-possession financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a

                                      -11-

risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy
Code. In the event of liquidation, the Fund's only recourse will be against the property securing the debtor-in-possession financing.

ASSET-BACKED SECURITIES

      The Fund may invest in asset-backed securities ("ABS"), which are a form of structured debt obligation. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities
"backed" or supported by those financial assets. The securities issued by such investment vehicle are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, and synthetic convertible securities. The convertible securities may pay interest or dividends that are based on a fixed or floating rate.

      In general, a convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

                                      -12-

PREFERRED SECURITIES

      The Fund may invest in preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company's preferred securities may fall as a result of factors relating directly to that company's products or services. A preferred security's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Preferred securities of smaller companies may be more vulnerable to adverse developments than those of larger companies.

NON-U.S. AND EMERGING MARKET ISSUERS

      The Fund's investments in foreign securities, if any, may include investments in securities which are purchased and sold in foreign currencies.
Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S.
issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

      There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as
U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

                                      -13-

      Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

      There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United
States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.
Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund's portfolio.

OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of investment companies to the extent permissible under the 1940 Act and the rules and regulations thereunder. The
1940 Act generally imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemptions granted under the 1940 Act. The Fund may invest in common shares of money market funds.

      As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common
Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the merits of an investment in an investment

                                      -14-

company relative to available alternative opportunities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus. The
NAV and market value of leveraged shares will be more volatile and the yield will tend to fluctuate more than the yield generated by unleveraged shares.
Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.

U.S. GOVERNMENT SECURITIES

      U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S.
Government does not guarantee the net asset value of the Fund's shares. Some
U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are
supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the "U.S. Treasury");
others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan
Marketing Association, are supported only by the credit of the instrumentality.
U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

ILLIQUID/RESTRICTED SECURITIES

      The Fund may invest in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities, which refers to securities that have not been registered under the 1933 Act, and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the
Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities,

                                      -15-

municipal securities, convertible securities and corporate bonds and notes.
These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions (as described below). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be dispositive of the liquidity of such investments. The
Advisor, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES

      New types of securities and other investment and hedging practices are developed from time to time. The Advisor expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if it believes that such investments and investment techniques may assist the Fund in achieving its investment objective. In addition, the Advisor may use investment techniques and instruments that are not specifically described herein.

OTHER INVESTMENTS

      Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

      Certificates of Deposit. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

      Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the

                                      -16-

remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The
Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

      Zero Coupon Securities and Payment-In-Kind Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash. Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE AND OTHER TRANSACTIONS

      The Fund may, but is not required to, enter into various transactions to seek to (i) reduce interest rate risks arising from the use of leverage by the
Fund, (ii) to facilitate portfolio management, including to take on additional credit risk and obtain exposure to high yield debt securities; (iii) mitigate other risks, including, without limitation, interest rate, currency and credit risks and equity security price risk; and/or (iv) earn income. Certain of these transactions involve derivative instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may use any or all of these instruments at any time, and the use of any particular derivative transaction may depend on market conditions.
The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. Subject to the restrictions set forth in the Fund's Prospectus, the Fund may engage in the types of derivative instruments described below. The Fund also may engage in derivative instruments that combine features of these instruments and other similar transactions which may be developed in the future to the extent the
Advisor determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements.

      Transactions involving derivative instruments generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the

                                      -17-

related asset or for a shorter period. Such transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use derivatives and other transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Certain transactions may provide investment leverage to the Fund's portfolio. See "Use of Leverage"
in the Fund's Prospectus. Market conditions will determine whether and in what circumstances the Fund would employ any of these techniques. The Fund will incur brokerage and other costs in connection with such transactions. No assurance can be given that these practices will achieve the desired result. The successful utilization of such transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

      Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Derivative instruments may be used to hedge against price movements in one or more particular securities positions that the Fund owns or acquires.
Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures
Trading Commission (the "CFTC") and various state regulatory authorities.

      The Fund may enter into derivative instruments and other transactions to seek to preserve a return on a particular investment or portion of its portfolio and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar weighted average duration of the Fund's portfolio. The Fund also may engage in such transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the

                                      -18-

contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The
Fund will not enter into futures contracts which are prohibited under the
Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the
Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a
"short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears

                                      -19-

economically advantageous to do so. A clearing organization associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      Margin Requirements for Futures Contracts and Associated Risks. If the
price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase,
10% of the value of the futures contract is deposited as margin, a subsequent
10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to
150% of the original margin deposit, if the futures contracts were closed out.
Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Risks Associated with Futures Contracts. While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the

                                      -20-

market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Some futures contracts may become illiquid under adverse market conditions. In addition, the value of a position in security futures contracts could be affected if trading is halted in either the futures contract or the underlying security. In certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the
Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of

                                      -21-

different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities or interest or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities, including notes, or Preferred Shares issued by the Fund for leverage purposes.
The Fund uses these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).
The Fund is not required to hedge its portfolio and may choose not to do so. The
Fund cannot guarantee that any hedging strategies it uses will work.

      In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities

                                      -22-

without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of an obligation to make fixed rate payments for an obligation to make floating rate payments). For example, the Fund may seek to shorten the effective interest rate determination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. This would enable the Fund to offset a decline in the value of the Senior Loan due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the
Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

                                      -23-

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the
Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.
Early termination of a swap could result in a termination payment by or to the
Fund. Early termination of a cap could result in a termination payment to the
Fund.

      Buying interest rate caps could enhance the performance of the Common
Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of interest the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the
Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Advisor's ability to predict correctly the direction and extent of movements in interest rates.
Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the
Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased. The swap market has

                                      -24-

grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps.

      Credit Derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.
If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Moreover, even if the Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed below.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in the transaction. If the
Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the

                                      -25-

periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Structured Notes and Related Instruments. The Fund may invest in
"structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded"
index), such as selected securities or debt investments, an index thereof, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced instrument or basket of instruments could result in a relatively large loss in the value of a structured note. In addition to the derivatives risks set forth herein, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

      Special Purpose Vehicles ("SPVs"). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S.
issuers. The Fund's currency transactions, if any, will likely be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

                                      -26-

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market
(and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency.
Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Asset Coverage and Asset Segregation. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account, or otherwise earmark such cash, cash equivalents and liquid assets, in the amount prescribed. Securities held in a segregated account cannot be sold while the futures position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

                                      -27-

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the
Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      To the extent these hedging transactions are entered into for good-faith risk management purposes, the Advisor and the Fund believe these obligations would not constitute senior securities. The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund would not treat swaps as senior securities.

      Regulation as a "Commodity Pool." CFTC Rule 4.5 requires operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or register as a "commodity pool operator" ("CPO") and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Advisor must limit the Fund's transactions in commodity futures, commodity option contracts and swaps for non-bona fide hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-bona fide hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or
(b) limiting the aggregate net notional value of non-bona fide hedging commodities positions to not more than 100% of the liquidation value of the
Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor would no longer be excluded from the CPO definition and may be required to register as a CPO. In the event the Advisor is required to register as a CPO, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements.
The Advisor has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. If, in the future, the Advisor is not able to rely on an exclusion from the definition of CPO, it will register as a CPO, with respect to the Fund. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund's policies.

      Risks and Special Considerations Concerning Derivative and Other
Transactions. In addition to the risks described above, the use of derivative and other transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and

                                      -28-

the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default and insolvency of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the derivative instruments and other transactions in which the Fund may engage may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use derivative instruments depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the
Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Advisor elects not to use derivative instruments and other transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative transactions are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund will segregate or earmark an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions or otherwise in accordance with SEC staff guidance. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or earmark liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940
Act; and therefore, the Fund may not enter into any such transactions if the
Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning derivative and other transactions are more fully described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments and other transactions may include elements of leverage and, accordingly, fluctuations in the value of such transactions in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor's ability to predict correctly market movements or changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the
      Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

                                      -29-

             (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally lower than for over-the-counter derivatives not cleared through a central counterparty, since generally a clearing organization provides a guarantee of performance and cleared derivative transactions benefit form daily mark-to-market and settlement as well as from segregation and minimum capital requirements applicable to intermediaries. For privately-negotiated instruments not cleared through a central counterparty, there are no similar protections. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that the
      Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position
      (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.
      With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisor's judgment in this respect will be accurate.
      An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are more liquid than over-the-counter transactions. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the
      Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. The Fund might be required by applicable regulatory

                                      -30-

      requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative instrument.
      While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Volatility. The prices of many derivative instruments, including many swaps, are highly volatile. Payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of swap agreements also depends upon the price of the securities or currencies underlying them.

             (7) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      In addition to these risks, the derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Wall Street Reform and
      Consumer Protection Act (the "Dodd-Frank Act") has impacted the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective. The SEC has proposed new rules on the use of derivative transactions by registered investment companies.

                                      -31-

      Such rules, if adopted, could affect the nature and extent of derivative transactions entered into by the Fund. See "Legislation Risk" below.

REPURCHASE AGREEMENTS

      Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution within a specified time at the
Fund's cost plus interest. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.

LEVERAGE PROGRAM

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its
Advisor, investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Declaration, By-Laws and similar Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit
Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance. See "Use of Leverage" in the Fund's Prospectus.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

                                      -32-

TAX RISKS

      The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees.
There are five Trustees of the Fund, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent
Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor. The officers of the Fund manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each
Trustee has been elected for an indefinite term. The officers of the Fund serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent
Trustee. James A. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Fund due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust
Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

                                      -33-

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                      IN                OTHER
                                                                                                  THE FIRST        TRUSTEESHIPS OR
                                                 TERM OF OFFICE (2)                             TRUST FUND        DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST      PRINCIPAL OCCUPATIONS       COMPLEX             HELD BY
                                    OFFICES          ELECTED OR          DURING THE PAST 5       OVERSEEN BY        TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED                 YEARS               TRUSTEE         THE PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen (1)             Chairman of the   o Class III (3)(4)    Chief Executive           176 Portfolios    None
1955                           Board and                               Officer, First Trust
                               Trustee           o 2020                Advisors L.P. and
                                                                       First Trust
                                                                       Portfolios L.P.;
                                                                       Chairman of the Board
                                                                       of Directors,
                                                                       BondWave LLC
                                                                       (Software Development
                                                                       Company) and
                                                                       Stonebridge Advisors
                                                                       LLC (Investment
                                                                       Advisor)

Independent Trustees
--------------------
Richard E. Erickson            Trustee           o Class I (3)(4)      Physician; Officer,       176 Portfolios    None
1951                                                                   Wheaton Orthopedics;
                                                 o 2020                Limited Partner,
                                                                       Gundersen Real Estate
                                                                       Limited Partnership
                                                                       (June 1992 to
                                                                       December 2016);
                                                                       Member, Sportsmed LLC
                                                                       (April 2007 to
                                                                       November 2015)

Thomas R. Kadlec               Trustee           o Class I (3)(4)      President, ADM            176 Portfolios    Director of ADM
1957                                                                   Investor Services,                          Investor
                                                 o 2020                Inc. (Futures                               Services, Inc.,
                                                                       Commission Merchant)                        ADM Investor
                                                                                                                   Services
                                                                                                                   International,
                                                                                                                   Futures
                                                                                                                   Industry
                                                                                                                   Association,
                                                                                                                   and National
                                                                                                                   Futures
                                                                                                                   Association

Robert F. Keith                Trustee           o Class III (3)(4)    President, Hibs           176 Portfolios    Director of
1956                                                                   Enterprises                                 Trust Company
                                                 o 2020                (Financial and                              of Illinois
                                                                       Management
                                                                       Consulting)

                                      -34-

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                      IN                OTHER
                                                                                                  THE FIRST        TRUSTEESHIPS OR
                                                 TERM OF OFFICE (2)                             TRUST FUND        DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST      PRINCIPAL OCCUPATIONS       COMPLEX             HELD BY
                                    OFFICES          ELECTED OR          DURING THE PAST 5       OVERSEEN BY        TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED                 YEARS               TRUSTEE         THE PAST 5 YEARS

Niel B. Nielson                Trustee           o Class II (3)(4)     Senior Advisor            176 Portfolios    None
1954                                                                   (August 2018 to
                                                 o 2020                present), Managing
                                                                       Director and Chief
                                                                       Operating Officer
                                                                       (January 2015 to
                                                                       August 2018), Pelita
                                                                       Harapan Educational
                                                                       Foundation
                                                                       (Educational Products
                                                                       and Services);
                                                                       President and Chief
                                                                       Executive Officer
                                                                       (June 2012 to
                                                                       September 2014),
                                                                       Servant Interactive
                                                                       LLC (Educational
                                                                       Products and
                                                                       Services); President
                                                                       and Chief Executive
                                                                       Officer (June 2012 to
                                                                       September 2014), Dew
                                                                       Learning LLC
                                                                       (Educational Products
                                                                       and Services)

Officers of the Fund
--------------------

James M. Dykas                 President and     o Indefinite term     Managing Director and     N/A           N/A
1966                           Chief Executive                         Chief Financial
                               Officer           o Since inception     Officer (January 2016
                                                                       to present),
                                                                       Controller (January
                                                                       2011 to January
                                                                       2016), Senior Vice
                                                                       President (April 2007
                                                                       to January 2016),
                                                                       First Trust Advisors
                                                                       L.P. and First Trust
                                                                       Portfolios L.P.;
                                                                       Chief Financial
                                                                       Officer (January 2016
                                                                       to present), BondWave
                                                                       LLC (Software
                                                                       Development Company)
                                                                       and Stonebridge
                                                                       Advisors LLC
                                                                       (Investment Advisor)

W. Scott Jardine               Secretary and     o Indefinite term     General Counsel,          N/A           N/A
1960                           Chief Legal                             First Trust Advisors
                               Officer           o Since inception     L.P. and First Trust
                                                                       Portfolios L.P.;
                                                                       Secretary and General
                                                                       Counsel, BondWave
                                                                       LLC; and Secretary,
                                                                       Stonebridge Advisors
                                                                       LLC

Daniel J. Lindquist            Vice President    o Indefinite term     Managing Director,        N/A           N/A
1970                                                                   First Trust Advisors
                                                 o Since inception     L.P. and First Trust
                                                                       Portfolios L.P.

                                      -35-

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                      IN                OTHER
                                                                                                  THE FIRST        TRUSTEESHIPS OR
                                                 TERM OF OFFICE (2)                             TRUST FUND        DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST      PRINCIPAL OCCUPATIONS       COMPLEX             HELD BY
                                    OFFICES          ELECTED OR          DURING THE PAST 5       OVERSEEN BY        TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED                 YEARS               TRUSTEE         THE PAST 5 YEARS

Kristi A. Maher                Assistant         o Indefinite term     Deputy General            N/A           N/A
1966                           Secretary and                           Counsel, First Trust
                               Chief Compliance  o Since inception     Advisors L.P. and
                               Officer                                 First Trust
                                                                       Portfolios L.P.

Donald P. Swade                Treasurer, Chief  o Indefinite term     Senior Vice President     N/A           N/A
1972                           Financial Officer                       (July 2016 to
                               and Chief         o Since inception     Present), Vice
                               Accounting                              President (April 2012
                               Officer                                 to July 2016), First
                                                                       Trust Advisors L.P.
                                                                       and First Trust
                                                                       Portfolios L.P.
--------------------
(1) James A. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor of the Fund.
(2) Officer positions with the Fund have an indefinite term.
(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
    o Class I Trustees serve an initial term until the third annual shareholder meeting subsequent to their election called for the purpose of electing
      Trustees.
    o Class II Trustees serve an initial term until the first annual shareholder meeting subsequent to their election called for the purpose of electing
      Trustees.
    o Class III Trustees serve an initial term until the second annual shareholder meeting subsequent to their election called for the purpose of electing
      Trustees.
(4) Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below),which is known as a "unitary"
board leadership structure. Each Trustee currently serves as a trustee of First
Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with eight portfolios advised by First Trust; First Trust Senior Floating Rate Income
Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income
Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity
Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust
Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First
Trust Specialty Finance and Financial Opportunities Fund, First Trust High
Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP
and Energy Income Fund, First Trust Intermediate Duration Preferred & Income
Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New
Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target
Term Fund, closed-end funds advised by First Trust; and First Trust
Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust
Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust
Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust
Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust
Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R)
Fund II, exchange-traded funds with 153 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their

                                      -36-

immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

      The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the
Fund and the Advisor, is the responsibility of the Board of Trustees. The
Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The officers of the
Fund manage the day-to-day operations and are responsible to the Board. The
Board is composed of four Independent Trustees and one Interested Trustee. The
Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the
First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting.
Because of the similar and often overlapping issues facing the First Trust
Funds, including among the First Trust exchange-traded funds, the Board of the
First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust
Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the
Independent Trustees and create certain efficiencies, the Board has a Lead
Independent Trustee who is responsible for: (i) coordinating activities of the
Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent
Trustees may delegate to the Lead Independent Trustee. The Lead Independent
Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

      The Board has established four standing committees (as described below)
and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund

                                      -37-

performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the
Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The four Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and
Governance Committee or the Valuation Committee, or as Lead Independent Trustee.
The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the
Executive Committee (and Dividend and Pricing Committee), the Nominating and
Governance Committee, the Valuation Committee and the Audit Committee. The
Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By Laws. Such Committee
is also responsible for the declaration and setting of dividends. Mr. Nielson,
Mr. Bowen and Dr. Erickson are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson,
Kadlec, Keith and Nielson are members of the Nominating and Governance
Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The
Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the
Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the
Board of Trustees, shareholders of the Fund should mail such recommendation to
W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive,
Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the
Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and
Governance Committee and to counsel to the Independent Trustees. In addition, with respect to any shareholder nominating a person for election as a Trustee of the Fund, such shareholder must obtain from the Secretary of the Fund a questionnaire to be completed by the nominee and returned and received by the

                                      -38-

Secretary of the Fund at the principal executive offices of the Fund no later than ten (10) business days after the Secretary of the Fund sends such questionnaire to the shareholder. To be eligible for election as Trustee, any shareholder nominee for Trustee must be in attendance at the meeting at which such nominee is to stand for election.

      The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are
members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to
Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit
Committee.

EXECUTIVE OFFICERS

      The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 176 portfolios) as they hold with the Fund.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief
Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly
Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The
Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines.

      The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

                                      -39-

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the
Fund or the Advisor or other service providers. For instance, as the use of
Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The
Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the
Advisor and any sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Fund's business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been
President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a
Trustee of each First Trust Fund since its inception and of the First Trust
Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee
(2008 - 2009 and 2017 - 2019) and on the Executive Committee (2008 - 2009 and
2017 - present), Chairman of the Nominating and Governance Committee (2003 -
2007 and 2014 - 2016), Chairman of the Audit Committee (2012 - 2013) and
Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the
First Trust Funds. He currently serves as Chairman of the Valuation Committee
(since January 1, 2020) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a
futures commission merchant and wholly-owned subsidiary of the Archer Daniels
Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM's Integrated Risk Committee

                                      -40-

from 2008 - 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was
elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 - 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through
2007 (and 2014 - 2016). He also served as Chairman of the Valuation Committee
(2008 - 2009 and 2017 - 2019), Chairman of the Audit Committee (2010 - 2011) and
Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First
Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003.
Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services,
where he led the initial expansion of certain products overseas; five years as
President and COO of ServiceMaster Management Services; and two years as
President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief
Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into
Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First
Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the
Audit Committee (2008 - 2009 and 2017 - 2019), Chairman of the Nominating and
Governance Committee (2010 - 2011) and Chairman of the Valuation Committee (2014
- 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2016) and currently serves as Chairman of the
Nominating and Governance Committee (since January 1, 2020) of the First Trust
Funds.

      Neil B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan
Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie
Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services
Company and in personnel and human resources for NationsBank of North Carolina,
N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and
European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006 and 2014 -
2016), Chairman of the Valuation Committee (2007 - 2008), Chairman of the
Nominating and Governance Committee (2008 - 2009 and 2017 - 2019) and Lead

                                      -41-

Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Lead Independent Trustee and on the Executive Committee
(since January 1, 2020) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and
First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each
First Trust Fund since its inception and of the First Trust Funds since 1999.

      Effective January 1, 2020, the fixed annual retainer paid to the
Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund's net assets. Additionally, the Lead
Independent Trustee is paid $30,000 annually, the Chairman of the Audit
Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the
First Trust Fund Complex based on its net assets.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust Fund
Complex to each of the Independent Trustees for the fiscal year ended March 31,
2021 and the calendar year ended December 31, 2019, respectively. The Fund has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Fund. The
Fund has no employees. Its officers are compensated by First Trust.

                                 ESTIMATED TOTAL           TOTAL COMPENSATION
                                  COMPENSATION            FROM THE FIRST TRUST
NAME OF TRUSTEE                 FROM THE FUND (1)            FUND COMPLEX(2)
 Richard E. Erickson                 $4,004                     $458,125
 Thomas R. Kadlec                    $4,004                     $451,450
 Robert F. Keith                     $3,960                     $454,098
 Niel B. Nielson                     $4,015                     $440,930
--------------------
(1)   The compensation estimated to be paid by the Fund to the Independent
      Trustees for the first full fiscal year for services to the Fund.
(2)   The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 171 portfolios existing in 2019, which consisted of 7 open-end mutual funds, 15 closed-end funds and 149 exchange-traded funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:

                                      -42-

                                                    AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF      REGISTERED INVESTMENT COMPANIES
                           EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN THE
TRUSTEE                       IN THE FUND            FIRST TRUST FUND COMPLEX
Interested Trustee
 James A. Bowen                 None                      Over $100,000
Independent Trustee
 Richard E. Erickson            None                      Over $100,000
 Thomas R. Kadlec               None                      Over $100,000
 Robert F. Keith                None                      Over $100,000
 Niel B. Nielson                None                      Over $100,000

      As of March 31, 2020, the Independent Trustees of the Fund and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      As of the date of this Statement of Additional Information, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton,
Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $127 billion in assets which it managed or supervised as of
April 30, 2020. As investment advisor, First Trust Advisors will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the
Fund's investments and comply with the stated investment objective, policies and restrictions of the Fund. First Trust Advisors also provides the Fund with professional investment supervision and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Commission under the Investment
Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners.
Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The
Charger Corporation is an Illinois corporation controlled by James A. Bowen,
Chief Executive Officer of the Advisor. First Trust Advisors is controlled by
Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor eight mutual funds, ten exchange-traded funds consisting of 156 series and 15 closed-end funds
(including the Fund) and is the portfolio supervisor of certain unit investment

                                      -43-

trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P.
specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series
(formerly known as The First Trust Special Situations Trust), The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The
First Trust GNMA.

      William Housey, CFA, Senior Portfolio Manager, Orlando Purpura, CFA,
Co-Portfolio Manager, and Jeffrey Scott, CFA, Co-Portfolio Manager, will be responsible for implementing portfolio management decisions for the Fund. The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts.
Information regarding those other accounts is set forth below.

      WILLIAM HOUSEY, CFA, MANAGING DIRECTOR OF FIXED INCOME, SENIOR PORTFOLIO
MANAGER.

      Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior
Portfolio Manager for the Leveraged Finance Investment Team and has 24 years of investment experience. Mr. Housey is a Managing Director of Fixed Income and is
also a member of the First Trust Strategic Model Investment Committee and the
Fixed Income Sub-Committee. Prior to joining First Trust, Mr. Housey was at
Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen
Funds, Inc., for 11 years where he last served as Executive Director and
Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high yield bonds, credit derivatives and corporate restructurings. Mr.
Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A.
in Finance as well as Management and Strategy from Northwestern University's
Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and
Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.
Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

      ORLANDO PURPURA, CFA, CMT, SENIOR VICE PRESIDENT, CHIEF CREDIT OFFICER,
PORTFOLIO MANAGER.

      Mr. Purpura joined First Trust Advisors L.P. in May 2013 as Chief Credit
Officer and Portfolio Manager for the Leveraged Finance Investment Team and has
30 years of investment industry experience. Mr. Purpura is also a member of the
First Trust Strategic Model Fixed Income Sub-Committee. Prior to joining First
Trust, Mr. Purpura was at Allstate Investments LLC where he served as Portfolio
Manager in the Equity Special Situations Group that invested in the public equity of companies in various stages of distress. Additionally, he also was a
Portfolio Manager in the Private Placement Group where he completed corporate restructurings and workouts for troubled credits held in the investment portfolio. Prior to Allstate Investments, Mr. Purpura was a founding partner at
Tall Tree Investment Management LLC, an institutional money manager that focuses on Senior Secured Bank Loans in structured finance vehicles. Before moving to
Tall Tree, Mr. Purpura was a Senior Distressed Debt Analyst and Workout

                                      -44-

specialist at Van Kampen Investments where he specialized in leading the credit oversight and trading strategy for workouts and restructurings across various industries. In the early 1990s, Mr. Purpura began his credit career at Sanwa
Business Credit Corporation that specialized in below investment grade non-traditional lending and leasing. Mr. Purpura received a B.S. in Finance from
Elmhurst College and an M.B.A. in Finance from DePaul University. Mr. Purpura holds the Chartered Financial Analyst designation and is a member of the CFA
Institute and the CFA Society of Chicago. He also holds the Chartered Market
Technician designation and is a member of the Market Technicians Association,
Chicago Chapter.

      JEFFREY SCOTT, CFA, SENIOR VICE PRESIDENT, DEPUTY CREDIT OFFICER,
PORTFOLIO MANAGER.

      Mr. Scott is Deputy Credit Officer and Portfolio Manager for the Leveraged
Finance Investment Team at First Trust Advisors L.P. He has 30 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining
First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior
Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As
Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan
Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit
Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and
Statistics from the University of Chicago. He also holds the Chartered Financial
Analyst designation and is a member of the CFA Institute and the CFA Society of
Chicago.

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                   AS OF APRIL 30, 2020
------------------------------------------------------------------------------------------------------------------------------------
                                               REGISTERED                              OTHER POOLED
                                               INVESTMENT                               INVESTMENT                        OTHER
                         REGISTERED             COMPANIES                                VEHICLES                        ACCOUNTS
                         INVESTMENT            SUBJECT TO                               SUBJECT TO                      SUBJECT TO
                          COMPANIES           PERFORMANCE-          OTHER POOLED       PERFORMANCE-                    PERFORMANCE-
   PORTFOLIO             (OTHER THAN              BASED              INVESTMENT            BASED          OTHER           BASED
    MANAGER               THE FUND)           ADVISORY FEES           VEHICLES         ADVISORY FEES     ACCOUNTS     ADVISORY FEES
------------------------------------------------------------------------------------------------------------------------------------
William Housey     Number: 8                Number: 0          Number: 1               Number: 0      Number: 0       Number: 0
                   Assets: $3.79 billion    Assets: $0         Assets: $35.2 million   Assets: $0     Assets: $0      Assets: $0
------------------------------------------------------------------------------------------------------------------------------------
Orlando Purpura    Number: 3                Number: 0          Number: 1               Number: 0      Number: 0       Number: 0
                   Assets: $2.9 billion     Assets: $0         Assets: $35.2 million   Assets: $0     Assets: $0      Assets: $0
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Scott      Number: 3                Number: 0          Number: 1               Number: 0      Number: 0       Number: 0
                   Assets: $2.9 billion     Assets: $0         Assets: $35.2 million   Assets: $0     Assets: $0      Assets: $0
------------------------------------------------------------------------------------------------------------------------------------

      As shown in the table above, the portfolio managers may manage other accounts. Fees earned by the Advisor may vary among these accounts. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day

                                      -45-

management responsibilities with respect to more than one fund or other account.
More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below. The Fund and the Advisor have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor generally seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with their management of the Fund.

      A conflict of interest could arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, the Advisor believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii)
portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisor has adopted trade allocation procedures requiring that all clients will be treated fairly and equitably and no one client will receive over time preferential treatment over another.

      Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the
Board of Trustees of the Fund that the benefits from association with the
Advisor outweigh any disadvantages that may arise from exposure to simultaneous transactions.

      As of April 30, 2020, the compensation structure for the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual's overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus pool size for certain portfolio manager groups of the Advisor.
Salaries and bonuses are not based on Fund performance.

                                      -46-

      As of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned (as determined pursuant to Rule
16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934
Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

      The Advisor, subject to the Board of Trustees' supervision, provides the
Fund with discretionary investment services. Specifically, the Advisor is responsible for managing the investments and reinvestments of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Investment Management Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's
Declaration of Trust and By-Laws, and the stated investment objective, policies and restrictions of the Fund. The Advisor is responsible for effecting all security transactions for the Fund's assets.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an
Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees
(accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment
Management Agreement. The Investment Management Agreement provides that First
Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management
Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment
Management Agreement" in the Prospectus.

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees;
expenses of independent auditors; expenses of preparing, printing and

                                      -47-

distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Investment Management Agreement has been approved by the Board of
Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees'
approval of the Investment Management Agreement will be available in the Fund's semi-annual report for the period ending November 30, 2020.

CODE OF ETHICS

      The Fund and the Advisor have each adopted codes of ethics under Rule
17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the
Fund. These codes can be reviewed and copied at the Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's website
(http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission Public Reference Section,
Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board of Trustees has delegated day-to-day proxy voting responsibilities to the Advisor. The Advisor has engaged the services of
Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the
Advisor on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices.
The Advisor reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, the Advisor may not vote in accordance with the ISS recommendations when the Advisor believes that specific
ISS recommendations are not in the best economic interest of the Fund. If the
Advisor manages the assets of a company or its pension plan and any of the
Advisor's clients hold any securities in that company, the Advisor will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests the
Advisor to follow specific voting guidelines or additional guidelines, the
Advisor will review the request and inform the client only if the Advisor is not able to follow the client's request.

      The Advisor has adopted the ISS Proxy Voting Guidelines. These guidelines are set forth in Appendix B to this Statement of Additional Information. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Advisor's general voting policies.

                                      -48-

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities will be available: (i) without charge, upon request, by calling (800) 988-5891; (ii) on the Fund's website at
http://www.ftportfolios.com; and (iii) by accessing the SEC's website at
http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i)
determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii)
evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are

                                      -49-

considered; the Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Advisor generally prefers to deal directly with market makers in the securities. The Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the
"spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Advisor may use Electronic Communications Networks ("ECN") or
Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time.
Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Advisor may also consider the following when deciding on allocations:
(i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                                      -50-

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the
Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor and any corporate finance services and consulting agent that the Advisor may retain from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.
There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the
Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Any service fees incurred in connection with any tender offer made by the
Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the
1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the
Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common
Shares from the NYSE, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to

                                      -51-

liquidate portfolio securities in an orderly manner and consistent with the
Fund's investment objective and policies in order to repurchase shares; or (iii)
there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by
United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the
United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are
Preferred Shares outstanding, the affirmative vote of two-thirds of the
Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the
Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the
Prospectus under "Structure of the Fund; Common Share Repurchases and Conversion
to Open-End Fund" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the
NYSE. Any Preferred Shares would need to be redeemed and any borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day
(except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the
Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender

                                      -52-

offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the
Fund's Managed Assets which would likely have the effect of increasing the
Fund's expense ratio.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      The Fund is organized under Massachusetts law as an entity commonly referred to as a Massachusetts business trust, and is governed by its
Declaration of Trust (the "Declaration") and By-laws. Under Massachusetts law, shareholders of a business trust could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the
Board of Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration provides that, by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the
Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Fund with any service provider or other agent to or contractor with the Fund including, without limitation, any third party beneficiary rights. In addition, under the
Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the
Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a
Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the
Fund. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Fund in connection with the affairs of the Fund or for any act, omission, or obligation of the Fund. The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which

                                      -53-

indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the
Board of Trustees or of a committee of the Board of Trustees, lead independent
Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees by no less than three shareholders who together hold not less than 5% of the voting power of the Fund or, if brought in the right of or name of or on behalf of a class, the affected class none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining shareholder (other than as shareholders of the Fund). The
Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the
Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

      If a demand is rejected as set forth above, the complaining shareholders will be responsible, jointly and severally, for the costs and expenses
(including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs, including attorneys' fees.

      The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District
Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of
Suffolk Superior Court in Massachusetts (the "Chosen Courts"). Except as
prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys' fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

                                      -54-

      The provisions of the Declaration, any By-laws of the Fund, including the procedures applicable to derivative claims, Chosen Courts, and waiver of jury trial, and any contract or agreement entered into by the Fund governed by applicable state law do not affect, waive or limit the rights of any shareholder with respect to any claims arising under any provision of the 1933 Act, the 1934
Act or the 1940 Act, or any rule, regulation or order of the Securities Exchange
Commission thereunder.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See also "Certain Provisions of the
Declaration of Trust and By-Laws" in the Prospectus.

                              FEDERAL TAX MATTERS

      This section summarizes certain U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this
Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      You should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to elect and to qualify annually to be treated as a regulated investment company, commonly known as a "RIC," under the Code, and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its common shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting

                                      -55-

securities of such issuer, (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies)
of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships, and (c) not more than 25% of the value of its total assets is invested in certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its common shareholders. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending
October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.
These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to the reasonable cause and de minimis exceptions described above, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to common shareholders as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

DISTRIBUTIONS

      Distributions paid out of the Fund's investment company taxable income
(computed without regard to deduction for dividends paid) generally are taxable to a common shareholder as ordinary income to the extent of the Fund's earnings

                                      -56-

and profits, whether paid in cash or reinvested in additional common shares.
However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 20%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a common shareholder as long-term capital gain, regardless of how long the common shareholder has held common shares of the
Fund. Common shareholders receiving distributions in the form of additional common shares, rather than cash, generally will have a cost basis in each such share equal to the value of a common share of the Fund on the reinvestment date.
A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a common shareholder as a return of capital which is applied against and reduces the common shareholder's tax basis in his or her common shares. To the extent that the amount of any distribution exceeds the common shareholder's basis in his or her shares, the excess will be treated by the common shareholder as gain from a sale or exchange of the common shares.

      Under the Fund's dividend reinvestment plan (the "Plan"), if a common shareholder owns common shares in his or her own name, the common shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional common shares unless the common shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in common shares acquired on behalf of the common shareholder in open-market purchases, for U.S. federal income tax purposes, the common shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the common shareholder had elected to receive cash. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the
Plan Agent invests the distribution in newly issued common shares of the Fund, the common shareholder will be treated as receiving a taxable distribution equal to the fair market value of the common shares the common shareholder receives.
The common shareholder will have an adjusted basis in additional common shares purchased through the Plan equal to the amount of the taxable distribution. The additional common shares will have a new holding period commencing on the day following the day on which the common shares are credited to the common shareholder's account.

      A common shareholder may elect not to have all dividends automatically reinvested in additional common shares pursuant to the Plan. If a common shareholder elects not to participate in the Plan, such common shareholder will

                                      -57-

receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a common shareholder takes them in cash or they are reinvested pursuant to the Plan in additional common shares of the Fund.

      Common shareholders will be notified annually as to the U.S. federal income tax status of distributions, and common shareholders receiving distributions in the form of additional common shares will receive a report as to the value of those shares.

      Income from the Fund may also be subject to a 3.8% "Medicare tax". This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common
Shareholders of record as of the end of the Fund's taxable will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their increase their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

MULTIPLE CLASSES OF SHARES

      The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns common shares generally will not be entitled to the dividends received deduction with respect to dividends received from the
Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on common shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

                                      -58-

SALE OR EXCHANGE OF COMMON SHARES OF THE FUND

      Upon the sale or other disposition of common shares of the Fund, which a common shareholder holds as a capital asset, a common shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the common shareholder's holding period for the common shares. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that common shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of common shares or to the extent that the common shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized by a common shareholder on a disposition of common shares of the Fund held by the common shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the common shareholder with respect to the common shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i)
disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi)
adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for

                                      -59-

U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

      Investing in Below Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories
(commonly referred to as "junk" securities) or are unrated, including debt obligations of issuers not currently paying interest or who are in default.
Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to common shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its common shareholders in future years.

      Investments in Non-U.S. Securities. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.
Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its common shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that common shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.

      Interests in REMICs. If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), some distributions from the Fund may be considered excess inclusion income when received by common shareholders of the Fund which will be subject to U.S. federal income tax in all events.
Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to common shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax

                                      -60-

provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

      Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable
U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the
Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, common shareholders who redeem their common shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the common shareholders who redeem or sell their common shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

      Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the
Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S.
federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its common shareholders. The Fund will not be able to pass through to its common shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could mitigate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

                                      -61-

      Use of Leverage. If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension could prevent the Fund from distributing at least 90%
of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its common shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The
Fund will endeavor to avoid restrictions on its ability to distribute dividends.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to common shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 24%. Certain common shareholders specified in the Code generally are exempt from backup withholding.
This withholding is not an additional tax. Any amounts withheld may be credited against the common shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a common shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the common shareholder.

      Income Not Effectively Connected. If the income from the Fund is not
"effectively connected" with a U.S. trade or business carried on by the non-U.S.
shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), except in the case of any excess inclusion income allocated to the non-U.S. shareholder (see "Federal
Income Tax Matters--Nature of the Fund's Investments"), which tax is generally withheld from such distributions, subject to certain exceptions described below.
This U.S. withholding tax may be imposed on dividends paid by regulated investment companies even to the extent that the dividends are paid out of
"portfolio interest" income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. However, such "interest-related dividends" and "short-term capital gain dividends" that satisfy certain requirements are exempt from the withholding tax.

                                      -62-

      Except as described below in regard to FATCA Witholding, distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of
30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United
States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's common shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating
183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares of the
Fund will be subject to U.S. income tax at the graduated rates applicable to
U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S.
shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"),
distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S.
owners. Dispositions of common shares by such persons may be subject to such withholding, however, proposed regulations may eliminate the requirement to withhold on dispositions.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, non-corporate investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

                                      -63-

LOSS TRANSACTIONS

      Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the
IRS a disclosure statement on Form 8886. Common shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, common shareholders of RICs are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these
Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of May 21, 2020,
appearing in this Statement of Additional Information has been audited by
Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois
60606.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The Bank of New York Mellon, serves as custodian for the Fund. As such,
The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Computershare
Trust Company, N.A. and Computershare Inc. serve as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the
Fund and provide certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. The Bank of New York Mellon also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information

                                      -64-

do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the
Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                      -65-

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

First Trust High Yield Opportunities 2027 Term Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of First
Trust High Yield Opportunities 2027 Term Fund (the "Fund"), as of May 21, 2020,
and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of May 21, 2020 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statement based on our audit. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

June 3, 2020

We  have  served  as the auditor of one or more First Trust investment companies since 2001.

                                      -66-

              FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TERM FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                    5/21/20

ASSETS:

Cash                                                         $100,000
Deferred offering costs                                             0
                                                             --------
                                                              100,000
                                                             ========
LIABILITIES:

Accrued offering costs                                              0
                                                             --------
Net Assets                                                   $100,000
                                                             ========

NET ASSETS - Applicable to 5,000 shares                      $100,000
                                                             ========

NET ASSET VALUE PER SHARE (net assets divided by
5,000 shares)                                                  $20.00
                                                             ========

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust High Yield Opportunities 2027 Term Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on
April 24, 2020, as a Massachusetts business trust pursuant to a Declaration of
Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through May 21, 2020 other than those relating to organizational matters and the sale and issuance of 5,000 common shares of beneficial interest to First Trust Portfolios L.P.

The Fund's investment objective is to provide current income. There can be no assurance that the Fund will achieve its investment objective or that the Fund's investment strategies (as described below) will be successful. The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1 2027 (the "Termination Date"). There can be no assurance that the Fund will achieve its investment objective or that the Fund's investment strategies will be successful."

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets (as defined below) in high yield debt securities of varying maturities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor
(as defined below) to be of comparable quality. Such securities include U.S. and
non-U.S. corporate debt obligations (such as bonds and notes issued by corporations and other business entities) and senior secured floating rate loans
("Senior Loans") (as well as other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market).
"Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares if any and the principal amount of any borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities
(other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund)."

Note 2.  Significant Accounting Policies

First Trust Advisors L.P. (the "Advisor") has agreed to pay: (i) all organizational expenses; and (ii) all offering cost of the Fund.

The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual
results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3.  Fees and Other Transactions with Affiliated Parties

On May 11, 2020, the Fund's Board of Trustees approved an Investment Management
Agreement with the Advisor and the Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 1.35% of the Fund's average daily
Managed Assets.

                                      -67-

              FIRST TRUST HIGH YIELD OPPORTUNITIES 2027 TERM FUND

                                        COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                               , 2020


                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN S&P'S
GLOBAL RATINGS AND ITS AFFILIATES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS
AND THEIR MEANINGS (AS PUBLISHED BY S&P) FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.
Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o   Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

      o   Nature of and provisions of the obligation, and the promise S&P imputes; and

      o   Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.
Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

                                      A-1

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      A-2

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment. The
'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

      A 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

      An obligation rated 'D' is in default or in breach of an imputed promise.
For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global
Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                      A-3

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

                                      A-4

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.
Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign,
Standard & Poor's analysis will review the following considerations:

      o   Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o   Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating

                                      A-5

symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

I

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated
'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated
'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard &

                                      A-6

Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o   Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o   Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o   Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans,
          documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o   Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in
          Standard & Poor's opinion, documentation is close to final.
          Preliminary ratings may also be assigned to these entities'
          obligations.

      o   Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed
          obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur,
          Standard & Poor's would likely withdraw these preliminary ratings.

      o   A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

SF

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies,
requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

                                      A-7

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of
Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon
Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August
1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in
April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an

                                      A-8

obligation will not exhibit extraordinary non-credit related risks. Standard &
Poor's discontinued the use of the 'r' modifier for most obligations in June
2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S
INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS
PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

                                      A-9

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

                                      A-10

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal
Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

                                      A-11

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal
Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

                                      A-12

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH")
RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D'
and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      A-13

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk.
The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a
'C' category rating of an issuer include:

      a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

                                      A-14

      b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
      or

      c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings'
opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

      a. the selective payment default on a specific class or currency of debt;

      b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

      c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

      d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.
Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of

                                      A-15

its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the
'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o   The ratings do not predict a specific percentage of default likelihood over any given time period.

      o   The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o   The ratings do not opine on the liquidity of the issuer's securities or stock.

      o   The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o   The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o   The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      A-16

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o   The ratings do not predict a specific percentage of default likelihood over any given time period.

      o   The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o   The ratings do not opine on the liquidity of the issuer's securities or stock.

      o   The ratings do not opine on the possible loss severity on an obligation should an obligation default.

                                      A-17

      o   The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                      A-18

APPENDIX B
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

We empower investors and companies to build
for long-term and sustainable growth by providing
high-quality data, analytics, and insight.
GET STARTED WITH ISS SOLUTIONS
Email sales@issgovernance.com or visit issgovernance.com for more information.
Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.
This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.
© 2019 | Institutional Shareholder Services and/or its affiliates

ISSGOVERNANCE.COM

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 were filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-237878).

2.	Exhibits:
a.1	Amended and Restated Declaration of Trust dated April 28, 2020. (1)
a.2	Amended and Restated Declaration of Trust dated June 18, 2020. (3)
b.	By-Laws of Fund. (3)
c.	None.
d.	None.
e.	Dividend Reinvestment Plan. (3)
f.	None.
g.	Investment Management Agreement between Registrant and First Trust Advisors L.P.(2)
h.1	Underwriting Agreement. (3)
h.2	Master Agreement Among Underwriters. (3)
h.3	Master Selected Dealers Agreement. (3)
i.	None.
j.	Custody Agreement. (3)
k.1	Transfer Agency and Service Agreement. (3)
k.2	Administration and Accounting Services Agreement. (3)
k.3	Structuring and Syndication Fee Agreement with Morgan Stanley & Co. LLC. (3)
k.4	Fee Agreement with Oppenheimer & Co. Inc. (3)
k.5	Fee Agreement with RBC Capital Markets, LLC. (3)
k.6	Fee Agreement with Stifel, Nicolaus & Company, Incorporated. (3)
k.7	Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC. (3)
k.8	Fee Agreement with Alexander Capital, L.P.(3)
k.9	Fee Agreement with A.G.P./Alliance Global Partners. (3)
k.10	Fee Agreement with Amerivet Securities, Inc.(3)
k.11	Fee Agreement with Arete Wealth Management, LLC. (3)
k.12	Fee Agreement with B. Riley FBR, Inc. (3)
k.13	Fee Agreement with Brookline Capital Markets, a Division of Arcadia Securities, LLC. (3)
k.14	Fee Agreement with D.A. Davidson & Co. (3)
k.15	Fee Agreement with Huntleigh Securities Corporation. (3)
k.16	Fee Agreement with Hilltop Securities Inc. (3)
k.17	Fee Agreement with Independent Financial Group, LLC. (3)
k.18	Fee Agreement with Incapital LLC. (3)
k.19	Fee Agreement with INTL FCStone Financial Inc. (3)
k.20	Fee Agreement with Janney Montgomery Scott LLC. (3)
k.21	Fee Agreement with JonesTrading Institutional Services LLC. (3)
k.22	Fee Agreement with Ladenburg Thalmann & Co. Inc. (3)
k.23	Fee Agreement with Maxim Group LLC. (3)
k.24	Fee Agreement with National Securities Corporation. (3)
k.25	Fee Agreement with Newbridge Securities Corporation. (3)
k.26	Fee Agreement with Pershing LLC. (3)
k.27	Fee Agreement with Regal Securities, Inc. (3)
k.28	Fee Agreement with Synovus Securities, Inc. (3)
k.29	Fee Agreement with TD Ameritrade, Inc. (3)
k.30	Fee Agreement with USCA Securities LLC. (3)
k.31	Fee Agreement with Wedbush Securities Inc. (3)
k.32	Fee Agreement with Wintrust Investments, LLC. (3)
l.1	Opinion and consent of Chapman and Cutler LLP. **
l.2	Opinion and consent of Morgan, Lewis & Bockius LLP. (3)
l.3	Consent of Morgan, Lewis & Bockius LLP. **
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.**
o.	None.
p.	Subscription Agreement between Registrant and First Trust Portfolios L.P. (2)
q.	None.
r.1	Code of Ethics of Registrant. (3)
r.2	Code of Ethics of First Trust Portfolios L.P. (3)
r.3	Code of Ethics of First Trust Advisors L.P. (3)
s.	Powers of Attorney. (2)

(1)	Filed on April 28, 2020 with Registrant’s Registration Statement on Form N-2 (File No. 333-237878) and incorporated herein by reference.
(2)	Filed on June 3, 2020 with Registrant’s Registration Statement on Form N-2 (File No. 333-237878) and incorporated herein by reference.
(3)	Filed on June 24, 2020 with Registrant’s Registration Statement on Form N-2 (File No. 333-237878) and incorporated herein by reference.
*	To be filed by amendment.
**	Filed herewith.

Item 26: Marketing Arrangements

See the Underwriting Agreement, the Master Agreement Among Underwriters, the Master Selected Dealers Agreement, the Structuring and Syndication Fee Agreement of Morgan Stanley & Co. LLC, the Fee Agreement with Oppenheimer & Co. Inc., the Fee Agreement with RBC Capital Markets, LLC, the Fee Agreement with Stifel, Nicolaus & Company, Incorporated, the Fee Agreement with BB&T Capital Markets, LLC a divisions of BB&T Securities, LLC, the Fee Agreement with Alexander Capital, L.P., the Fee Agreement with A.G.P./Alliance Global Partners, the Fee Agreement with Amerivet Securities, Inc., the Fee Agreement with Arete Wealth Management, LLC, the Fee Agreement with B. Riley FBR, Inc., the Fee Agreement with Brookline Capital Market, a Division of Arcadia Securities, LLC, the Fee Agreement with D.A. Davidson & Co., the Fee Agreement with Huntleigh Securities Corporation, the Fee Agreement with Hilltop Securities Inc., the Fee Agreement with Independent Financial Group, LLC, the Fee Agreement with Incapital LLC, the Fee Agreement with INTL FCStone Financial Inc., the Fee Agreement with Janney Montgomery Scott LLC, the Fee Agreement with JonesTrading Institutional Services LLC, the Fee Agreement with Ladenburg Thalmann & Co. Inc., the Fee Agreement with Maxim Group LLC, the Fee Agreement with National Securities Corporation, the Fee Agreement with Newbridge Securities Corporation, the Fee Agreement with Pershing LLC, the Fee Agreement with Regal Securities, Inc., the Fee Agreement with Synovus Securities, Inc., the Fee Agreement with Wedbush Securities Inc. and the Fee Agreement of Wintrust Investments, LLC. filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (k)(3), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), Exhibit (k)(8), Exhibit (k)(9), Exhibit (k)(10), Exhibit (k)(11), Exhibit (k)(12), Exhibit (k)(13), Exhibit (k)(14), Exhibit (k)(15), Exhibit (k)(16), Exhibit (k)(17), Exhibit (k)(18), Exhibit (k)(19), Exhibit (k)(20), Exhibit (k)(21), Exhibit (k)(22), Exhibit (k)(23), Exhibit (k)(24), Exhibit (k)(25), Exhibit (k)(26), Exhibit (k)(27), Exhibit (k)(28), Exhibit (k)(29), Exhibit (k)(30), Exhibit (k)(31) and Exhibit (k)(32), respectively, to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$94,105
Financial Industry Regulatory Authority, Inc. Fees	$109,250
Printing and Engraving Expenses	$80,000
Legal Fees	$590,500
Listing Fees	$30,000
Accounting Expenses	$17,000
Blue Sky Filing Fees and Expenses	$--
Miscellaneous Expenses	$25,000
Total	$945,855

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At June 25, 2020

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1

Item 30: Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 8 of the Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Management of the Fund – Trustees and Officers” is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.	Not applicable.
3.	Not applicable.
4.	The Registrant undertakes
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;
(b)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(c)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, as part of a Registration Statement relating to an offering other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use;
(d)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5.	The Registrant undertakes that:
a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 25th day of June, 2020.

First Trust High Yield Opportunities 2027 Term Fund

By: /s/ James M. Dykas

James M. Dykas, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	June 25, 2020
James M. Dykas	(Principal Executive Officer)
/s/ Donald P. Swade	Chief Financial Officer, Chief Accounting Officer and	June 25, 2020
Donald P. Swade	Treasurer (Principal Financial and Accounting Officer)
James A. Bowen(1)	Chairman of the Board and Trustee )	By: /s/ W. Scott Jardine W. Scott Jardine Attorney-In-Fact June 25, 2020
Richard E. Erickson(1)	Trustee )
Thomas R. Kadlec(1)	Trustee )
Robert F. Keith(1)	Trustee )
Niel B. Nielson(1)	Trustee )

_______________

(1)	Original powers of attorney authorizing W. Scott Jardine, James M. Dykas, Eric F. Fess and Kristi A. Maher to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (333-237878).

INDEX TO EXHIBITS

l.1	Opinion and consent of Chapman and Cutler LLP.
l.3	Consent of Morgan, Lewis & Bockius LLP.
n.	Consent of Independent Registered Public Accounting Firm.